(LOGO)

SUPPLEMENT

DATED MAY 15, 2000

TO THE PROSPECTUS DATED DECEMBER 29, 1999

INTERNATIONAL FIXED INCOME FUND. Effective June 30, 2000 the name of the International Fixed Income Fund will be changed to the "Global Fixed Income Fund." In connection with this change, the following will replace the first sentence of the first paragraph under "Principal Investment Strategies and Risks
- Investment Strategies" on page 20:

In seeking to maximize total return, the Fund will invest, under normal market conditions, at least 65% of its total assets in bonds and other fixed income securities of issuers located in at least three different countries. From time to time, U.S. companies may dominate the Fund's portfolio.

INCOME EQUITY FUND. Effective June 30, 2000 the Income Equity Fund may invest all or any portion of its assets in convertible securities that are below investment grade.

TAX-EXEMPT MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, CALIFORNIA MUNICIPAL MONEY MARKET FUND, INTERMEDIATE TAX-EXEMPT FUND, CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND, FLORIDA INTERMEDIATE TAX-EXEMPT FUND, TAX-EXEMPT FUND, ARIZONA TAX-EXEMPT FUND, CALIFORNIA TAX-EXEMPT FUND AND HIGH YIELD MUNICIPAL FUND. Currently, the principal investment strategies for each of these Funds provide that under normal market conditions, at least 80% of a Fund's annual gross income will be derived from municipal instruments. This strategy has been changed to provide that under normal market conditions, at least 80% of a Fund's net assets will be invested in municipal instruments.

SMALL CAP FUND. The name of the Small Cap Fund has been changed to the "Small Cap Value Fund" in order to better reflect the investment strategy of the Fund. For details on the Fund's investment strategy, refer to your current prospectus.

OTHER CHANGES. Northern Trust Quantitative Advisors, Inc. has changed its name to "Northern Trust Investments, Inc."

The following replaces the paragraph under "Borrowings and Reverse Repurchase Agreements - Investment Strategy" on page 87:

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

The following replaces the paragraph under "Investment Companies - Investment Strategy" on page 90:

Investment Strategy. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

xxxxxxx

(LOGO)
SUPPLEMENT

DATED MAY 15, 2000

TO THE MONEY MARKET FUNDS PROSPECTUS
DATED DECEMBER 29, 1999

TAX-EXEMPT MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND AND CALIFORNIA MUNICIPAL MONEY MARKET FUND. Currently, the principal investment strategies for each of these Funds provide that under normal market conditions, at least 80% of a Fund's annual gross income will be derived from municipal instruments. This strategy has been changed to provide that under normal market conditions, at least 80% of a Fund's net assets will be invested in municipal instruments.

OTHER CHANGES. The following replaces the paragraph under "Borrowings and Reverse Repurchase Agreements - Investment Strategy" on page 41:

INVESTMENT STRATEGY. Each Fund may borrow and enter into reverse repurchase agreements in amounts not exceeding one-third of its total assets (including the amount borrowed). Each Fund may also borrow up to an additional 5% of its total assets for temporary purposes. The Funds may enter into reverse repurchase agreements when the investment management team expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.

The following replaces the paragraph under "Investment Companies - Investment Strategy" on page 43:

Investment Strategy. Investments by a Fund in other investment companies will be subject to the limitations of the 1940 Act. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.


                                                  33-73404
                                                  811-8236

                                     PART B


                      STATEMENT OF ADDITIONAL INFORMATION

                               MONEY MARKET FUND
                       U.S. GOVERNMENT MONEY MARKET FUND
                    U.S. GOVERNMENT SELECT MONEY MARKET FUND
                          TAX-EXEMPT MONEY MARKET FUND
                          MUNICIPAL MONEY MARKET FUND
                     CALIFORNIA MUNICIPAL MONEY MARKET FUND
                              U.S. GOVERNMENT FUND
                    SHORT-INTERMEDIATE U.S. GOVERNMENT FUND
                          INTERMEDIATE TAX-EXEMPT FUND
                    CALIFORNIA INTERMEDIATE TAX-EXEMPT FUND
                      FLORIDA INTERMEDIATE TAX-EXEMPT FUND
                               FIXED INCOME FUND
                                TAX-EXEMPT FUND
                            ARIZONA TAX-EXEMPT FUND
                           CALIFORNIA TAX-EXEMPT FUND
                        INTERNATIONAL FIXED INCOME FUND<F1>
                           HIGH YIELD MUNICIPAL FUND
                          HIGH YIELD FIXED INCOME FUND
                               INCOME EQUITY FUND
                                STOCK INDEX FUND
                               GROWTH EQUITY FUND
                               SELECT EQUITY FUND
                               MARKETCOMMAND FUND
                              MID CAP GROWTH FUND
                              SMALL CAP INDEX FUND
                                SMALL CAP FUND<F1>
                             SMALL CAP GROWTH FUND
                        INTERNATIONAL GROWTH EQUITY FUND
                        INTERNATIONAL SELECT EQUITY FUND
                                TECHNOLOGY FUND

                                 NORTHERN FUNDS
                                 (THE "TRUST")


     This Statement of Additional Information dated December 29, 1999, and revised as of May 15, 2000 (the "Additional Statement"), is not a prospectus. This Additional Statement should be read in conjunction with the Prospectus dated December 29, 1999, as amended or supplemented from time to time, for the Money Market Fund, U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, Tax-Exempt Money Market Fund, Municipal Money Market Fund, California Municipal Money Market Fund (collectively, the "Money Market Funds"), U.S. Government Fund, Short-Intermediate U.S. Government Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Fixed Income Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund, California Tax-Exempt Fund, High Yield Municipal Fund, High Yield Fixed Income Fund, International Fixed Income Fund, Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, MarketCommand Fund, Mid Cap Growth Fund, Small Cap Index Fund, Small Cap Fund, Small Cap Growth Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund (collectively, the "Non-Money Market Funds," and together with the Money Market Funds, the "Funds") of Northern Funds (the "Prospectus"). Copies of the Prospectus may be obtained without charge from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago, Illinois 60675-5986 or by calling 1-800-595-9111. Capitalized terms not otherwise defined have the same meaning as in the Prospectus.

     The unaudited financial statements contained in the semi-annual report to the Funds' shareholders for the period ended September 30, 1999 and audited financial statements and related report of Arthur Andersen LLP, independent accountants, contained in the annual report to shareholders for the fiscal year ended March 31, 1999 are incorporated herein by reference in the section entitled "Financial Statements." No other part of the semi-annual report or annual report is incorporated by reference herein. Copies of the semi-annual report or annual report may be obtained, upon request and without charge by calling The Northern Trust Company at 1-800-595-9111.

                                --------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS ADDITIONAL STATEMENT OR IN THE PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY NORTHERN FUNDS OR ITS DISTRIBUTOR. THE PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY NORTHERN FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

     An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. An investment in a Fund involves investment risks, including possible loss of principal. Although each of the Money Market Funds seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

---------------------------------------
<F1>  The Small Cap Fund has been renamed the Small Cap Value Fund.  Effective
June 30, 2000, the International Fixed Income Fund will be renamed the Global Fixed Income Fund.

                                     INDEX
                                                                          Page
                                                                          ----

ADDITIONAL INVESTMENT INFORMATION...........................................4
Investment Objectives and Policies..........................................4
Special Risk Factors and Considerations Relating to California Municipal
     Instruments, Florida Municipal Instruments and Arizona Municipal
     Instruments...........................................................35
California Municipal Instruments...........................................35
Florida Municipal Instruments..............................................47
Arizona Municipal Instruments..............................................51
Investment Restrictions....................................................54

ADDITIONAL TRUST INFORMATION...............................................58
Classification and History.................................................58
Trustees and Officers......................................................58
Investment Adviser, Transfer Agent and Custodian...........................67
Co-Administrators and Distributor..........................................80
Service Organizations......................................................84
Counsel and Auditors.......................................................86
In-Kind Purchases and Redemptions..........................................86
Automatic Investing Plan...................................................86
Directed Reinvestments.....................................................87
Redemptions And Exchanges..................................................87
Retirement Plans...........................................................87
Expenses...................................................................88

PERFORMANCE INFORMATION....................................................88
Money Market Funds.........................................................88
Non-Money Market Funds.....................................................90
General Information........................................................95

NET ASSET VALUE............................................................97

TAXES .....................................................................99
Federal - General Information..............................................99
Federal - Tax-Exempt Information..........................................101
Taxation Of Certain Financial Instruments.................................102
Special State Tax Considerations Pertaining To The California Funds.......102
Special State Tax Considerations Pertaining To The Florida Intermediate
     Tax-Exempt Fund......................................................104
Special State Tax Considerations Pertaining To The Arizona
     Tax-Exempt Fund......................................................105

DESCRIPTION OF SHARES.....................................................105
FINANCIAL STATEMENTS......................................................109
OTHER INFORMATION.........................................................110
APPENDIX A................................................................A-1
APPENDIX B................................................................B-1

                      ADDITIONAL INVESTMENT INFORMATION


INVESTMENT OBJECTIVES AND POLICIES

     The following supplements the investment objectives, strategies and risks of the Funds as set forth in the Prospectus. The investment objective of each Fund may be changed without the vote of the majority of the Fund's outstanding shares. Except as expressly noted below, each Fund's investment policies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by the Investment Advisers to be substantially similar to those of any other investment otherwise permitted by the Funds' investment policies.

          MONEY MARKET FUNDS

               Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing only in high-quality money market instruments.

               U.S. Government Money Market Fund has the same objective as the Money Market Fund but invests primarily in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and related repurchase agreements.

               U.S. Government Select Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high quality money market instruments.

               Tax-Exempt Money Market Fund seeks to provide a high level of income exempt from regular Federal income tax, to the extent consistent with the preservation of capital, by investing primarily in municipal instruments.

               Municipal Money Market Fund seeks high current income exempt from regular federal tax to the extent consistent with preserving capital by investing mainly in short-term municipal instruments.

               California Municipal Money Market Fund seeks to provide its shareholders to the extent consistent with the preservation of capital and prescribed portfolio standards, a high level of income exempt from regular federal income tax and California state personal income tax.

          FIXED INCOME FUNDS

               U.S. Government Fund seeks high current income from U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between one and ten years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

               Short-Intermediate U.S. Government Fund seeks high current income from a broad range of U.S. Government securities. The Fund's dollar-weighted average maturity is anticipated to range between two and five years. It is designed for investors who seek greater principal stability than is generally available from higher yielding corporate bonds.

               Fixed Income Fund seeks high current income from a broad range of bonds and other fixed income securities. The Fund's average maturity is anticipated to range between seven and twelve years. This Fund generally presents greater risk and reward potential than the U.S. Government Fund and the Short-Intermediate U.S. Government Fund.

               International Fixed Income Fund seeks to maximize total return consistent with reasonable risk while investing in foreign securities markets. Total return is comprised of current income and value fluctuations from investing in bonds and other fixed income securities of foreign issuers. (Effective June 30, 2000, the Fund will seek to maximize total return consistent with reasonable risk while investing in securities of issuers located in at least three different countries, one of which may be the U.S.)

               High Yield Municipal Fund seeks a high level of current income exempt from regular federal income tax.

               High Yield Fixed Income Fund seeks a high level of current income. In seeking current income, the Fund may also consider the potential for capital appreciation. In pursuing its investment objective, the Fund invests in high yield fixed income instruments.

          TAX-EXEMPT FIXED INCOME FUNDS

               Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in a broad range of municipal instruments with an expected average maturity of three to ten years.

               California Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of three to ten years.

               Florida Intermediate Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of three to ten years. The Fund intends, but cannot guarantee, that its shares will qualify for exemption from the Florida intangibles tax.

               Tax-Exempt Fund seeks high current income exempt from regular federal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

               Arizona Tax-Exempt Fund seeks high current income exempt from regular federal income tax and Arizona state personal income tax by investing in municipal instruments with an expected average maturity of ten to thirty years.

               California Tax-Exempt Fund seeks high current income exempt from regular federal income tax and California state personal income tax by investing in municipal instruments with an expected average maturity of ten and thirty years.

          EQUITY FUNDS

               Income Equity Fund seeks to achieve high current income and, as a secondary objective, longer-term capital appreciation. The Fund invests in convertible and other equity securities. Because it emphasizes high current income, this Fund is likely to have the least price fluctuation of Northern Funds' equity funds.

               Stock Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500 Index.

               Growth Equity Fund seeks long-term capital appreciation by investing mainly in the equity securities of growth companies. It is designed for investors willing to accept above-average price volatility in search of long-term reward.

               Select Equity Fund is also for the more aggressive investor, seeking long-term capital appreciation by investing principally in common stocks of companies the adviser believes to have superior growth characteristics. Any income is incidental to this objective.

               MarketCommand Fund seeks to provide long-term capital appreciation by investing primarily in the equity securities of a concentrated group of companies believed to have significant "market power." Any income received is incidental to this objective.

               Mid Cap Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Standard & Poor's MidCap 400 Stock Index at the time of investment.

               Small Cap Index Fund seeks to provide investment results approximating the aggregate price and dividend performance of the securities included in the Russell 2000 Index.

               Small Cap Fund seeks long-term capital appreciation; any income is incidental to this objective. Because it invests principally in the equity securities of smaller companies, this Fund is likely to have more price volatility than the Growth Equity and Select Equity Funds.

               Small Cap Growth Fund seeks long-term capital appreciation by investing primarily in equity securities of companies with market capitalizations that are within the capitalization range of the Russell 2000 Small Stock Index.

               International Growth Equity Fund offers the potential benefits of international diversification to investors willing to accept above-average price volatility while seeking long-term capital appreciation. While subject to additional risks such as currency fluctuations and the higher volatility of foreign securities, this Fund uses diversification, in an effort to control risk.

               International Select Equity Fund seeks long-term growth by investing principally in common stock of foreign issuers that the adviser believes are growing faster than their markets. Because fewer countries and securities are generally represented in this Fund than in the International Growth Equity Fund, it is likely to experience more price volatility.

               Technology Fund seeks long-term capital appreciation by investing principally in equity securities and securities convertible into common stock of companies that develop, produce or distribute products and services related to advances in technology. The Fund will, under normal market conditions, invest at least 65% of the value of its total assets in securities of companies principally engaged in technology business activities. An issuer is considered principally engaged in technology business activities if such issuer is listed on the Morgan Stanley High-Technology 35 Index (the "Morgan Stanley Index"), the Hambrecht and Quist Technology Index (the "H&Q Index"), the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. Companies engaged in businesses related to the following products and services are also considered by Northern Trust to be engaged in technology business activities whether or not they are listed in a technology index: industrial and business machines; communications; computers, software and peripheral products; electronics, electronic media; internet; television and video equipment and services; and satellite technology and equipment.

               The Morgan Stanley Index is an equal dollar weighted index of 35 stocks drawn from nine technology subsectors: computer services, design software, server software, PC software and new media, networking and telecom equipment, server hardware, PC hardware and peripherals, specialized systems and semi-conductors. The SoundView Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by SoundView Financial Group. The H&Q Index is comprised of publicly traded stocks of approximately 250 technology companies. The H&Q Index includes companies in the electronics, services and related technologies industries and is a market capitalization weighted index. Changes in the indices may occur when Morgan Stanley, SoundView or H&Q choose to modify their indices or as mergers, acquisitions and failures dictate. Such changes may happen with fair regularity owing to the fast-changing nature of the technology industries.

     COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers' acceptances rank junior to deposit liabilities of the bank and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as "other borrowings" on a bank's balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation or any other insurer. Deposit notes are insured by the Federal Deposit Insurance Corporation only to the extent of $100,000 per depositor per bank.

     A Fund may invest a portion of its net assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee Cds"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee Bas"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     INSURANCE FUNDING AGREEMENTS. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Money Market Fund and Fixed Income Fund will only purchase highly rated IFAs. The High Yield Fixed Income Fund is not subject to any minimum rating criteria. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

      ZERO COUPON, PAY-IN-KIND AND CAPITAL APPRECIATION BONDS. To the extent consistent with their respective investment objectives, each Fund may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind ("PIK") securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

      PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

      Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Funds are nonetheless required to accrue income on such investments for each taxable year and generally are required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

      LOAN PARTICIPATIONS.    The High Yield Fixed Income Fund may invest in
loan participations. Such loans must be to issuers in whose obligations the High Yield Fixed Income Fund may invest. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

      Participation interests acquired by the High Yield Fixed Income Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller's share of the loan. When the High Yield Fixed Income Fund acts as co-lender in connection with a participation interest or when the High Yield Fixed Income Fund acquires certain participation interests, the High Yield Fixed Income Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the High Yield Fixed Income Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the High Yield Fixed Income Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the High Yield Fixed Income Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the High Yield Fixed Income Fund may also be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the High Yield Fixed Income Fund will be regarded as illiquid.

      For purposes of certain investment limitations pertaining to diversification of the High Yield Fixed Income Fund's portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where the High Yield Fixed Income Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the High Yield Fixed Income Fund and the borrower will be deemed issuers of a loan participation.

     REPURCHASE AGREEMENTS. Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). Repurchase agreements are considered to be loans under the Investment Company Act of 1940 (the "1940 Act"). Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by Northern Funds' custodian or subcustodian (if any), or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

     REVERSE REPURCHASE AGREEMENTS. A Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

     VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to the variable and floating rate instruments that may be acquired by the Funds as described in the Prospectus, the Investment Advisers will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable Securities and Exchange Commission ("SEC") regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

     Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate, and (except for the Money Market Funds) leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Advisers to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

     Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

     FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

     A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

     When a Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, the Fund will segregate liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments until three days prior to the settlement date, or will otherwise cover its position. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued, delayed-delivery or forward commitment securities will be calculated from the commitment date.

     UNITED STATES GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks and Maritime Administration.

     SUPRANATIONAL BANK OBLIGATIONS. A Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

     STRIPPED OBLIGATIONS. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." The Funds may purchase securities registered in the STRIPS program. Under the STRIPS program, the Funds are able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     In addition, the Funds, other than the U.S. Government Select Money Market Fund, may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. Northern Funds is unaware of any binding legislative, judicial or administrative authority on this issue.

     The Prospectus discusses other types of stripped securities that may be purchased by the Funds, including stripped mortgage-backed securities ("SMBS"). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the net asset value per share.

     ASSET-BACKED SECURITIES. To the extent described in the Prospectus, the Funds may purchase asset-backed securities, which are securities backed by mortgages, installment contracts, credit card receivables or other financial assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made periodically, thus in effect "passing through" such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

     If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating a Fund's average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

     Asset-backed securities acquired by the Funds may include collateralized mortgage obligations ("CMOs") issued by private companies. CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The Funds will not purchase "residual" CMO interests, which normally exhibit greater price volatility.

     There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     MUNICIPAL INSTRUMENTS. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities. Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal instruments include both "general" and "revenue" obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

     The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund and California Tax-Exempt Fund (the "Tax-Exempt Funds") and the Municipal Money Market Fund, California Municipal Money Market Fund and High Yield Municipal Fund (the "Municipal Funds") may also invest in "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may invest in fixed and variable rate notes and similar debt instruments rated MIG-2, VMIG-2 or Prime-2 or higher by Moody's, SP-2 or A-2 or higher by S&P, D-2 or higher by D&P or F-2 or higher by Fitch IBCA and tax-exempt commercial paper and similar debt instruments rated Prime-2 or higher by Moody's, A-2 or higher by S&P, D-2 or higher by D&P or F-2 or higher by Fitch IBCA. The Tax-Exempt Money Market, Municipal Money Market and California Municipal Money Market Funds may also invest in rated and unrated municipal bonds, notes, paper or other instruments that are of comparable quality to the tax-exempt commercial paper permitted to be purchased by the Funds.

     Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will determine the credit quality of any unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the leases will not be cancelled.

     There are, of course, variations in the quality of municipal instruments, both within a particular category and between categories, and the yields on municipal instruments depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of an NRSRO, such as Moody's, S&P and Fitch IBCA described in Appendix A hereto, represent such NRSRO's opinion as to the quality of municipal instruments. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal instruments with the same maturity, interest rate and rating may have different yields. Municipal instruments of the same maturity and interest rate with different ratings may have the same yield.

     An issuer's obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal instruments may be materially adversely affected by litigation or other conditions.

     From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal instruments. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Northern Funds cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal instruments or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of municipal instruments for investment by the Tax-Exempt and Municipal Funds and the Funds' liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

     Certain of the municipal instruments held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. A Fund may invest more than 25% of its total assets in municipal instruments covered by insurance policies.

     In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described below under "Foreign Securities," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

     Interest earned by the Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Fund, California Intermediate Tax-Exempt Fund, Florida Intermediate Tax-Exempt Fund, Tax-Exempt Fund, Arizona Tax-Exempt Fund or California Tax-Exempt Fund on private activity bonds (if any) that is treated as a specific tax preference item under the federal alternative minimum tax will not be deemed to have been derived from municipal instruments for purposes of determining whether that Fund meets its fundamental policy that at least 80% of its annual gross income be derived from municipal instruments.

     The Tax-Exempt Funds and the Municipal Funds may invest in municipal leases, which may be considered liquid under guidelines established by Northern Funds' Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Northern Trust, under the supervision of Northern Funds' Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

     Opinions relating to the validity of municipal instruments (including California, Florida and Arizona municipal instruments) and to federal and state tax issues relating to these securities are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Northern Trust. Neither Northern Funds nor Northern Trust will review the proceedings relating to the issuance of municipal instruments or the bases for such opinions.

     Currently it is not the intention of the Tax-Exempt Funds and the Municipal Funds to invest more than 25% of the value of their total assets in municipal instruments whose issuers are in the same state.

     STANDBY COMMITMENTS.   The Tax-Exempt Funds and Municipal Funds may enter
into standby commitments with respect to municipal instruments held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal instrument. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal instruments and may be sold, transferred or assigned only with the instruments involved.

     The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal instruments which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding standby commitments held by a Fund will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each standby commitment is acquired.

     The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Northern Trust's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a standby commitment will not affect the valuation of the underlying municipal instrument. The actual standby commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

     WARRANTS. The Income Equity, Growth Equity, Select Equity, MarketCommand, Mid Cap Growth, Small Cap, Small Cap Growth, International Growth Equity, International Select Equity, Technology and High Yield Fixed Income Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

     FOREIGN SECURITIES. The International Funds intend to invest primarily in the securities of foreign issuers. In addition, each Equity Fund, the Fixed Income Fund and the High Yield Fixed Income Fund may invest a portion of their assets in such securities, including (except with respect to the Fixed Income
Fund) eurodollar convertible securities, which are fixed income securities that are issued in U.S. dollars outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. The Money Market Fund may also invest in dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the European Coal and Steel Community) designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.

     Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund that invests in foreign stocks. The holdings of a Fund that invests in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

     There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

     The Money Market Fund, the Fixed Income Fund, the High Yield Fixed Income Fund, each Equity Fund and each International Fund may invest in foreign debt, including the securities of foreign governments. Several risks exist concerning such investments, including the risk that foreign governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

     To the extent consistent with their investment objectives, the Funds may also invest in obligations of the International Bank for Reconstruction and Development (also known as the World Bank) which are supported by subscribed, but unpaid, commitments of its member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

     The end of the Cold War, the reunification of Germany, the accession of new Western European members to the European Economic and Monetary Union and the aspirations of Eastern European states to join and other political and social events in Europe have caused considerable economic, social and political dislocation. In addition, events in the Japanese economy, as well as social and political developments there have affected Japanese securities and currency markets, and have disrupted the relationship of the Japanese yen with other currencies and with the U.S. dollar. Future political, economic and social developments in Europe, Japan and in the Asia\Pacific regional context can be expected to produce continuing effects on securities and currency markets.

     In addition, the International Funds and High Yield Fixed Income Fund may invest their assets in countries with emerging economies or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund's delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations.

     Although a Fund (other than the Money Market Fund) may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund's total assets, adjusted to reflect the Fund's net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and with other instruments, the respective net currency positions of the International Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the International Funds will not exceed their respective total asset values, to the extent that a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.

     Investors should understand that the expense ratios of the International Funds can be expected to be higher than those of Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

     Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. See "Taxes."

     AMERICAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can invest in ADRs. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Some institutions issuing ADRs may not be sponsored by the issuer.

     A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer.

     EUROPEAN DEPOSITORY RECEIPTS. Each Equity Fund and each International Fund can also invest in EDRs and GDRs. EDRs and GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. EDRs and GDRs may not be denominated in the same currency as the securities they represent. Generally, EDRs and GDRs are designed for use in the foreign securities markets.

     FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency or for other reasons, the Fixed Income, International Fixed Income, High Yield Fixed Income, Income Equity, Growth Equity, Select Equity, MarketCommand, Mid Cap Growth, Small Cap, Small Cap Growth, International Growth Equity, International Select Equity and Technology Funds are authorized to enter into forward currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather may allow a Fund to establish a rate of exchange for a future point in time.

     When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

     In addition, when an Investment Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by a Fund create a short position in a foreign currency, a Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. A Fund's net long and short foreign currency exposure will not exceed its total asset value. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency.
A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

     In addition, Northern Trust may purchase or sell forward currency exchange contracts for the International Fixed Income Fund, International Growth Equity Fund and International Select Equity Fund (collectively, the "International Funds") and the High Yield Fixed Income Fund to seek to increase total return when Northern Trust anticipates that the foreign currency will appreciate or depreciate in value. The International Funds and the High Yield Fixed Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Northern Trust believes that there is a pattern of correlation between the two currencies.

     Liquid assets equal to the amount of a Fund's assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise "covered." The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price that is (i) no higher than the Fund's price to sell the currency or (ii) greater than the Fund's price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price that is (i) as high as or higher than the Fund's price to buy the currency or (ii) lower than the Fund's price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

     OPTIONS. Each Non-Money Market Fund may buy put options and buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic securities indices, financial instruments, foreign currencies or (in the case of the International Fixed Income Fund and the High Yield Fixed Income Fund) the yield differential between two securities ("yield curve options"), and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price prior to the expiration date of the option, regardless of the market price of the security. Options on indices and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities.

     Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

     The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or
(ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference. The Funds will write put options only if they are "secured" by segregated liquid assets in an amount not less than the exercise price of the option at all times during the option period.

     With respect to yield curve options, a call (or put) option is covered if the International Fixed Income Fund or High Yield Fixed Income Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed.

     A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

     When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

     There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (other than the Money Market Funds) may purchase and sell futures contracts and may purchase and sell call and put options on futures contracts for hedging purposes, for speculative purposes (to seek to increase total return), or for liquidity management purposes. When used as a hedge, a Fund may sell a futures contract in order to offset a decrease in the market value of its portfolio securities that might otherwise result from a market decline or currency exchange fluctuations. A Fund may do so either to hedge the value of its portfolio of securities as whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund may purchase a futures contract as a hedge in anticipation of purchases of securities. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its portfolio holdings. For a detailed description of futures contracts and related options, see Appendix B to this Additional Statement.

     Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the Commodity Futures Trading Commission's ("CFTC") regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the National Futures Association or any domestic futures exchange. In particular, a Fund's investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated,
offset or exercised.   For a detailed description of futures contracts and
related options, see Appendix B to this Additional Statement.

     In connection with a Fund's position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

     Northern Funds intends to comply with the regulations of the Commodity Futures Trading Commission exempting the Funds from registration as a "commodity pool operator."

     REAL ESTATE INVESTMENT TRUSTS. The High Yield Fixed Income Fund, Income Equity Fund, Small Cap Index Fund, Small Cap Fund and Small Cap Growth Fund may invest in equity real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in commercial real estate properties.
Investments in REITs may subject the Fund to certain risks. REITs may be affected by changes in the value of the underlying property owned by the trusts. REITs are dependent upon specialized management skill, may not be diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended, and to maintain exemption from the 1940 Act. As a shareholder in a REIT, the Fund would bear, along with other shareholders, its pro rata portion of the REIT's operating expenses. These expenses would be in addition to the advisory and other expenses the Fund bears directly in connection with its own operations.

     SECURITIES LENDING. Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its agencies or (except for the U.S. Government Money Market Fund, U.S. Government Select Money Market Fund, U.S. Government Fund and Short-Intermediate U.S. Government Fund) irrevocable bank letters of credit (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     INTEREST RATE SWAPS, FLOORS AND CAPS AND CURRENCY SWAPS. The U.S. Government, Short-Intermediate U.S. Government, Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income, High Yield Municipal, High Yield Fixed Income and Income Equity Funds may enter into interest rate swaps for hedging purposes and not for speculation. The U.S. Government, Short-Intermediate U.S. Government, Fixed Income, International Fixed Income, High Yield Municipal and High Yield Fixed Income Funds may also purchase interest rate floors or caps for hedging purposes and not for speculation. A Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The International Funds and the High Yield Fixed Income Fund may also enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies.

     A Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis, i.e. the two payment streams are netted out,
                                 ----
with a Fund receiving or paying, as the case may be, only the net amount of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and the Investment Advisers believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Funds' borrowing restrictions.

     The net amount of the excess, if any, of the Funds' obligations over their entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to such accrued excess, will be segregated by the Funds.

     Except for the High Yield Fixed Income Fund (which is not subject to any minimum rating criteria), a Fund will not enter into a currency or interest rate swap or interest rate floor or cap transaction unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P, Duff or Fitch IBCA, or A or P-1 or better by Moody's. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

     EQUITY SWAPS. Each Equity Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

     A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make.
If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds' potential exposure, the Funds and their Investment Advisers believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

     The Funds will not enter into any equity swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by Standard & Poor's, Duff & Phelps or Fitch IBCA, or A or P-1 or better by Moody's Investors Service. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Advisers are incorrect in their forecasts of market values, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

     CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     In selecting convertible securities, the Investment Advisers will consider, among other factors: an evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of a Fund's portfolio as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

     The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

     Capital appreciation for a Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by a Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.

     In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. A Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on a Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.

     RISKS RELATED TO SMALL COMPANY SECURITIES. While the Investment Advisers believe that smaller companies can provide greater growth potential than larger, more mature firms, investing in the securities of such companies also involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks, which will be the Small Cap Index, Small Cap and Small Cap Growth Funds' primary investments, and stocks of recently organized companies, in which the Small Cap Index, Small Cap and Small Cap Growth Funds may also invest, have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.

     The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. You should, therefore, expect that the net asset value of the Fund's shares will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500 Index.

     The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the "bid-ask" spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.

     RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, are also considered to have speculative characteristics. Lower quality securities are considered predominately speculative by traditional investment standards. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different from those for investment-grade securities. The risk of loss through default is greater because lower quality securities are usually unsecured and are often subordinate to an issuer's other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of a Fund's net asset value per share.

     There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the markets for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in a portfolio of investments.

     The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

     The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

     A holder's risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation will be uncertain. A Fund may also incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, a Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as a Fund's net asset value. In general, both the prices and yields of lower quality securities will fluctuate.

     The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and a Fund's ability to dispose of particular portfolio investments. A less developed secondary market may also make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower quality convertible securities held by a Fund, especially in a thinly traded market. Illiquid or restricted securities held by a Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

     The credit ratings assigned by a rating agency evaluate the safety of a rated security's principal and interest payments, but do not address market value risk and, therefore, may not fully reflect the true risks of an investment. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Investment Adviser performs its own analysis of the issuers whose lower quality securities a Fund holds. Because of this, a Fund's performance may depend more on its Investment Adviser's credit analysis than is the case of mutual funds investing in higher quality securities.

     INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, such investments will be limited so that, as determined after a purchase is made, either (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and their affiliated persons (as defined in the 1940 Act) or
(b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

     Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company's total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

     If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities.

     A Fund may invest substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policy and restrictions as the Fund. However, each Fund currently intends to limit its investments in securities issued by other investment companies to the extent described above. A Fund may adhere to more restrictive limitations with respect to its investments in securities issued by other investment companies if required by the SEC or deemed to be in the best interests of the Trust.

     YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of Standard & Poor's, Moody's, Duff, Fitch IBCA and Thomson BankWatch, Inc. represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this Additional Statement.

     Subject to the limitations stated in the Prospectus, if a security held by a Fund undergoes a rating revision, the Fund may continue to hold the security if the Investment Advisers determine such retention is warranted.

     STOCK INDICES. The Standard & Poor's 500R Composite Stock Price Index (the "S&P 500 Index") is a market value-weighted index consisting of 500 common stocks which are traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq National Market System and selected by Standard & Poor's Corporation ("Standard & Poor's") through a detailed screening process starting on a macro-economic level and working toward a micro-economic level dealing with company-specific information such as market value, industry group classification, capitalization and trading activity. Standard & Poor's primary objective for the S&P 500 Index is to be the performance benchmark for the U.S. equity markets. The companies chosen for inclusion in the S&P 500 Index tend to be leaders in important industries within the U.S. economy. However, companies are not selected by Standard & Poor's for inclusion because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Standard & Poor's makes no representation or warranty, implied or express, to purchasers of Stock Index Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the S&P 500 Index to track general stock market performance.

     The Standard & Poor's MidCap 400 Stock Index ("S&P MidCap 400 Index") is a market-weighted index composed of 400 common stocks chosen by Standard & Poor's for market size, liquidity and industry group representation. The purpose of the S&P MidCap 400 Index is to represent the performance of the medium-capitalization sector of the U.S. securities market. Medium capitalized stocks which are included in the S&P 500 Index are excluded from the S&P MidCap 400 Index. Except for a limited number of Canadian securities, the S&P MidCap 400 does not include foreign securities. As of November 30, 1999, the approximate market capitalization range of the companies included in the S&P MidCap 400 Index was between $195 million and $23.4 billion.

     The Russell 2000 Index is a market value-weighted index composed of the stocks of the smallest 2000 companies in the Russell 3000 Index, which is composed of the stocks of 3000 large U.S. domiciled companies (based on market capitalization) that represent approximately 98% of the investable U.S. equity markets. Because of its emphasis on the smallest 2000 companies, the Russell 2000 Index represents approximately 10% of the total market capitalization of the Russell 3000 Index. As of November 30, 1999, the average market capitalization of the companies included in the Russell 2000 Index was approximately $570 million. The Russell 2000 Index is reconstituted annually to reflect changes in market capitalization. The primary criteria used by Frank Russell & Company ("Russell") to determine the initial list of securities eligible for inclusion in the Russell 3000 Index (and accordingly, the Russell 2000 Index) is total market capitalization adjusted for large private holdings and cross-ownership. However, companies are not selected by Russell for inclusion in the Russell 2000 Index because they are expected to have superior stock price performance relative to the market in general or other stocks in particular. Russell makes no representation or warranty, implied or express, to purchasers of Small Cap Index or Small Cap Growth Fund shares or any member of the public regarding the advisability of investing in the Fund or the ability of the Russell 2000 Index to track general market performance of small capitalization stocks.

     RELATIVE VALUE APPROACH. In buying and selling securities for the Fixed Income Funds, the investment management team uses a relative value approach. This approach involves an analysis of economic and market information, including economic growth rates, interest and inflation rates, deficit levels, the shape of the yield curve, sector and quality spreads and risk premiums. It also involves the use of proprietary valuation models to analyze and compare expected returns and assumed risks. Under the relative value approach, the investment management team will emphasize particular securities and particular types of securities that the team believes will provide a favorable return in light of these risks.

     TRACKING VARIANCE. As discussed in the Prospectus, the Stock Index and Small Cap Index Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate organizations are made to conform a Fund's holdings with its investment objective. Tracking variance may also occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund's designated Index or the manner in which the Index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its designated Index, the Board of Trustees will evaluate the reasons for the deviation and the availability of corrective measures. If substantial deviation in a Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider recommending to shareholders possible changes to the Fund's investment objective.

     CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by, changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. For the fiscal year ended March 31, 1999, the turnover rates with respect to the U.S. Government, Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt Fund, International Fixed Income, High Yield Municipal, High Yield Fixed Income, Income Equity, Stock Index, Growth Equity, Select Equity, Mid Cap Growth, Small Cap, International Growth Equity, International Select Equity and Technology Funds were 123.75%, 54.03%, 57.98%, 84.85%, 140.39%, 62.55%, 16.49%, 0.00%, 0.00%, 79.95%, 2.46%, 49.67%, 87.73%,
173.39%, 18.74%, 177.89%, 168.19% and 61.01%, respectively.  The Tax-Exempt
Money Market Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund, MarketCommand Fund, Small Cap Index Fund and Small Cap Growth Fund had not commenced operations during the fiscal year ended March 31, 1999. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

     MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Funds may, however, make short sales against the box although the Funds have no current intention to do so in the coming year. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future.

SPECIAL RISK FACTORS AND CONSIDERATIONS RELATING TO CALIFORNIA MUNICIPAL INSTRUMENTS, FLORIDA MUNICIPAL INSTRUMENTS AND ARIZONA MUNICIPAL INSTRUMENTS

     Some of the risk factors relating to investments by the California, Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds in California, Florida, and Arizona municipal instruments are summarized below. This summary does not purport to be a comprehensive description of all relevant factors. Although the Trust has no reason to believe that the information summarized herein is not correct in all material respects, this information has not been independently verified for accuracy or thoroughness by the Trust. Rather, the information presented herein with respect to California municipal instruments was culled from official statements and prospectuses issued in connection with various securities offerings of the State of California and local agencies in California available as of the date of this Statement of Additional Information and, with respect to the Florida Intermediate Tax-Exempt and Arizona Tax-Exempt Funds, the information is derived principally from official statements relating to issues of Florida and Arizona municipal instruments released prior to the date of this Additional Statement. Further, any estimates and projections presented herein should not be construed as statements of fact. They are based upon assumptions which may be affected by numerous factors and there can be no assurance that target levels will be achieved.

     CALIFORNIA MUNICIPAL INSTRUMENTS

General

     The financial condition of the State of California ("California"), its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per unit and the interest income of, the California Funds, or result in the default of existing obligations, including obligations which may be held by the California Funds. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of California, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California.

     During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances have improved significantly since 1994, with ratings increases since 1996. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate again, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

Economic Factors

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 34 million represents over 12 percent of the total United States population and grew by 26 percent in the 1980s, more than double the national rate. Population growth slowed to less than 1 percent annually in 1994 and 1995, but rose to 1.8 percent in 1996 and
1.6 percent in 1997. During the early 1990's, net population growth in the State was due to births and foreign immigration, but in recent years, in-migration from the other states has increased.

     Total personal income in the State, at an estimated $902 billion in 1998, accounts for almost 13 percent of all personal income in the nation. Total employment is over 15 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Employment levels stabilized by late 1993 and pre-recession job levels were reached in 1996. Unemployment, while remaining higher than the national average, has come down from its 10 percent recession peak to under 6 percent in early 1999. Economic indicators show a steady and strong recovery underway in California since the start of 1994 particularly in high technology manufacturing and services, including computer software, electronic manufacturing and motion picture/television production, and other services, entertainment and tourism, and both residential and commercial construction. International economic problems starting in 1997 had some moderating impact on California's economy, but negative impacts, such as a sharp drop in exports to Asia which have hurt the manufacturing and agricultural sectors, have apparently been offset by increased exports to Latin American and other nations, and a greater strength in services, computer software and construction. Current forecasts predict continued strong growth of the State's economy in 1999, with a slowdown in the rate of growth predicted in 2000 and beyond. Any delay or reversal of the recovery may create new shortfalls in State revenues.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California municipal instruments may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by
Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1 percent of full cash value of the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2 percent per year, except under new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1 percent limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1 percent ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

     Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1 percent limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed a non-voter approved levy of "general taxes" which were not dedicated to a specific use.

     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges," defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriations Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50 percent of any excess, with the other 50 percent paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues since 1990 because of the recession, few governments are currently operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. During fiscal year 1986-87, State receipts from proceeds of taxes exceeded its appropriations limit by $1.1 billion, which was returned to taxpayers. Since that year, appropriations subject to limitation have been under the State limit. State appropriations were $6.8 billion under the limit for fiscal year 1998-99.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal instruments or on the ability of the State or local governments to pay debt service on such California municipal instruments. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of May 1, 1999, the State had outstanding approximately $19.7 billion of long-term general obligation bonds, plus $246 million of general obligation commercial paper which will be refunded by long-term bonds in the future, and $6.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $15.3 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In FY 1997-98, debt service on general obligation bonds and lease purchase debt was approximately 4.4 percent of General Fund revenues.

Recent Financial Results

     The principal sources of General Fund revenues in 1997-1998 were the California personal income tax (51 percent of total revenues), the sales tax (32 percent), bank and corporation taxes (11 percent), and the gross premium tax on insurance (2 percent). The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

     Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).

          Recent Budgets. As a result of the severe economic recession from 1990-94 and other factors, during this period the State experienced substantial revenue shortfalls, and greater than anticipated social service costs. The State accumulated and sustained a budget deficit in the budget reserve, the SFEU, approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor responded to these deficits by enacting a series of fiscal steps between FY1991-92 and FY1994-95, including significant cuts in health and welfare and other program expenditures, tax increases, transfers of program responsibilities and some funding sources from the State to local governments, and transfer of about $3.6 billion in annual local property tax revenues primarily from cities and counties to local school districts, thereby reducing State funding for schools.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. The last of these deficit notes was repaid in April, 1996.

     The State's financial condition improved markedly in the years from FY1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the fiscal year since FY 1994-95.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.1 billion in 1997-98, and $1.0 billion in
1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimates that the State's budget reserve (the SFEU) totaled about $1.8 billion at June 30, 1998 and $1.9 billion at June 30, 1999.

     The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,300 per pupil, annual State funding has increased to over $6,000 per pupil in FY 1999-2000. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000.

     FY 1998-99 Budget. The FY 1998-99 Budget Act was signed on August 21, 1998. After giving effect to line-item vetoes made by the Governor, the Budget plan resulted in spending of about $57.3 billion for the General Fund and $14.7 billion for Special Funds. The Budget Act assumed General Fund revenues and transfers in FY 1998-99 of $57.0 billion. After enactment of the Budget Act, the Legislature passed a number of additional fiscal bills. Taking these into account, the Administration projected in September, 1998 that the balance in the SFEU at June 30, 1999 would be about $1.2 billion.

     One of the most important elements of the 1998-99 Budget Act was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF has been reduced by 25 percent. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. If State General Fund revenues continue to grow above certain targeted levels in future years, the cut could reach as much as 67.5 percent by the year 2003. The initial 25 percent VLF cut will be offset by about $500 million in General Fund money in FY 1998-99, and $1 billion annually for future years. Other tax cuts in FY 1998-99 included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. The total cost of these tax cuts was estimated at $1.4 billion for FY 1998-99.

     The Administration released new projections for the balance of FY 1998-99 on May 14, 1999 as part of the May Revision of the Governor's Proposed Budget for 1999-2000 (the "May Revision"). The May Revision revealed that the State's economy was much stronger in late 1998 and into 1999 than the Administration had thought when it made its first FY 1999-2000 Budget Proposal in January 1999. As a result, the May Revision updated 1998-99 General Fund revenues to be $57.9 billion, almost $1 billion above the original FY 1998-99 estimates, and over $1.6 billion above the Administration's January estimate. Most of the increase is from personal income taxes, reflecting stronger wage employment than previously estimated, and extraordinary growth in capital gain realizations resulting from the stock market's rise. The May Revision projected the SFEU will have a balance of almost $1.9 billion at June 30, 1999.

     Although, as noted, the Administration projected a budget reserve in the SFEU of about $1.9 billion on June 30, 1999, the General Fund balance on that date also reflects $1.0 billion of "loans" which the General Fund made to local schools in the recession years, representing cash outlays above the mandatory minimum funding level. Settlement of litigation over these transactions in July 1996 calls for repayment of these loans over the period ending in 2001-02, about equally split between outlays from the General Fund and from schools' entitlements. The 1998-99 Budget Act contained a $300 million appropriation from the General Fund toward this settlement.

     FY 1999-2000 Budget. The newly elected Governor, Gray Davis, released his proposed FY 1999-00 Budget in January 1999. It projected somewhat lower General Fund revenues than in earlier projections, due to slower economic growth which was expected in late 1998, but totaling an estimated $60.3 billion. The May Revision has sharply increased the revenue estimates, by over $2.7 billion, to a total of almost $63.0 billion, which would represent a 9 percent increase above FY 1998-99. Again, the greatest increase is expected in personal income taxes (about 10 percent year-over-year increase), with more moderate increases in sales taxes (6 percent) and corporate taxes (3 percent).

     The 1999-00 Budget Act was signed on June 29, 1999, only the second time in the decade the budget was in place at the start of the fiscal year. After the Governor used his line-item veto power to reduce expenditures by about $581 million, the final spending plan called for about $63.7 billion of General Fund expenditures, $16.1 billion of Special Fund expenditures, and $1.5 billion in
bond funded expenditures.   The Governor's final budget actions left the SFEU
with an estimated balance of $881 million at June 30, 2000, but the Governor also reduced spending to set aside $300 million for future appropriation for either employee pay raises or potential litigation costs. If not fully used, these "set-aside" funds would increase the SFEU year-end balance.

     The final Budget Act generally provided increased funding for a wide range of programs. Education spending under Proposition 98 received the largest increase (over $2.3 billion above 1998-99), with other significant increases for higher education, health and welfare, natural resources and capital outlay. The budget provides several hundred million dollars in direct new aid to cities and counties. A proposal is being drafted to place a constitutional amendment on the ballot in 2000 to provide more extensive, permanent fiscal relief for local government.

     The final spending plan includes several targeted tax cuts for businesses, totaling under $100 million in 1999-00. The plan also includes a one-time, one-year additional cut of 10 percent in the Vehicle License Fee for calendar year 2000. This cut will cost the General Fund about $500 million in each of 1999-00 and 2000-01 to make up lost funds for local governments. Under the 1998 law, the VLF cut to 35 percent would become permanent in the year 2001 if General Fund revenues reach a certain specified level in 2000-01.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Rating

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, the three major rating agencies raised their ratings of California's general obligation bonds, which as of July 1, 1999 were assigned ratings of "A+" from Standard & Poor's, "Aa3" from Moody's and "AA-" from Fitch IBCA.

     There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Year 2000 Preparations

     The State and local governments, along with all other public and private institutions in the nation, face a major challenge to ensure that their computer systems, including microchips embedded into existing machinery, will not fail prior to or at the January 1, 2000 date which may not be recognized properly by software utilizing only two digits to identify a year. The new State Administration has placed a very high priority on "Year 2000" remediation and contingency planning. The State has a Department of Information Technology ("DOIT") which coordinates activities, provides technical assistance to State agencies and local governments, and reports on the status of remediation efforts by over 100 State departments and agencies.

     DOIT has reported that, as of early 1999, 372 of 564 "mission critical" systems in State government had been remediated (although final testing was still going on in some cases). Of the balance, 54 were being retired and 138 were in process. DOIT does not report on all State agencies. In addition to hardware and software changes, agencies are preparing business contingency plans in case of computer problems at 1/1/2000, and are actively coordinating with outside agencies, vendors, contractors and others with whom computer data is shared. The State Treasurer and State Controller, responsible for State fiscal controls and debt service payments, have reported they were fully remediated by December 31, 1998 and are spending the 1999 year in testing and confirmation of their systems.

     The State has expended and plans to spend many hundreds of millions of dollars on Year 2000 projects of all sorts, and has set aside several tens of millions of dollars in contingency funds to support late-coming needs. There is no survey of local government costs, or the overall status of their activities. It is likely that larger government agencies are better prepared at this time than smaller ones. Both the State and local governments are preparing emergency plans for Year 2000 computer difficulties similar to their normal planning for natural emergencies, such as floods or earthquakes.

Obligations of Other Issuers

     Other Issuers of California Municipal Instruments. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal instruments, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50 percent following passage of Proposition 13.
Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75 percent of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. However, except for agreement in 1997 on a new program for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually), there has been no large-scale reversal of the property tax shift to help local government.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

     Assessment Bonds. California municipal instruments which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural
                                             ----
disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California municipal instruments in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal instruments.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

     FLORIDA MUNICIPAL INSTRUMENTS

          The financial condition of the State of Florida may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities but also by entities that are not under the control of the State. Adverse developments affecting the State's financing activities, its agencies or its political subdivisions could adversely affect the State's financial condition.

          The State's revenues increased from $32,957,715,000 during the 1996-97 fiscal year ended June 30, 1997 to $35,849,518,000 during the fiscal year ended June 30, 1998. The State's operating expenditures increased from $31,494,591,000 during the 1996-97 fiscal year ended June 30, 1997 to $33,373,020,000 during the 1997-98 fiscal year ended June 30, 1998. The Office of Economic and Demographic Research of the Florida Legislature also projected non-agricultural jobs to grow 3.5% and 3.1% in fiscal years 1998-99 and 1999-2000, respectively. The revenue growth in the 1998-1999 fiscal year is driven by the State's sales tax collections. The sales tax accounts for close to 75% of total revenues through March 31, 1999. A March 31, 1999 estimate shows an expected year-end surplus of $573.8 million. When this is combined with the Budget Stabilization Fund balance of $786.9 million, Florida's total reserves are $1,360.7 million.

          The Constitution of the State of Florida limits the right of the State and its local governments to tax. The Constitution requires the State to have a balanced budget and to raise revenues to defray its operating expenses. The State may not borrow for the purpose of maintaining ordinary operating expenses, but may generally borrow for capital improvements.

          An amendment to the Florida Constitution adopted in 1994 requires that state revenues in excess of an allowed amount plus a growth factor must be contributed to a Budget Stabilization Fund until this fund reaches a certain amount at which time the excess state revenues must be distributed to the taxpayers. The growth factor is the average annual rate of growth in the state personal income over the most recent 20 quarters times the amount of state revenue allowed under the Constitution for the prior fiscal year. Included among the categories of revenues that are exempt from this revenue limitation are revenues pledged to state bonds and other payments related to debt. A two-thirds vote of the Florida legislature can raise the amount of the limit on state revenues. It is difficult to predict the impact of this amendment on Florida state finances, especially since courts have not interpreted it extensively. To the extent that local governments traditionally receive revenues from the state which are subject to or limited by this Constitutional amendment, the further distribution of such state revenues may be adversely impacted by the amendment.

          There are a number of methods by which the State of Florida may incur debt. The State may issue bonds backed by the State's full faith and credit to finance or refinance certain capital projects authorized by its voters. The total outstanding principal of State bonds pledging the full faith and credit of the State may not exceed 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. The State also may issue certain bonds backed by the State's full faith and credit to finance or refinance pollution control, solid waste disposal and water facilities for local governments; county roads; school districts and capital public education projects without voter authorization. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities, agencies and instrumentalities.
Payments of debt service on State bonds backed by the State's full faith and credit and State-guaranteed bonds and notes are legally enforceable obligations of the State. Revenue bonds to finance or refinance certain capital projects also may be issued by the State of Florida without voter authorization.
However, revenue bonds are payable solely from funds derived directly from sources other than state tax revenues.

          The State of Florida currently imposes, among other taxes, an ad valorem tax on intangible property and a corporate income tax. The Florida Constitution prohibits the levying of a personal income tax. Certain other taxes the State of Florida imposes include: an estate or inheritance tax which is limited by the State's Constitution to an amount not in excess of the amount allowed to be credited upon or deducted from federal estate taxes or the estate taxes of another state; and a 6% sales tax on most goods and certain services with an option for counties to impose up to an additional 1% sales tax on such goods and services. In addition, counties chartered before June 1, 1976 or county with a consolidated county/municipal government may assess up to a 1% discretionary sales surtax within the county for the development, construction, maintenance and operation of a fixed guideway rapid transit system.

          The Constitution reserves the right to charge an ad valorem tax on real estate and tangible personal property to Florida's local governments. All other forms of taxation are preempted to the State of Florida except as may be provided by general law. Motor vehicles, boats, airplanes, trailers, trailer coaches and mobile homes, as defined by law, may be subject to a license tax for their operation, but may not be subject to an ad valorem tax.

          Under the Constitution, ad valorem taxes may not be levied in excess of the following millage upon the assessed value of real estate and tangible personal property: for all county purposes, ten mills; for all municipal purposes, ten mills; for all school purposes, ten mills; for water management purposes for the northwest portion of the State, .05 mills; for water management purposes for the remaining portion of the State, one mill; and for all other special districts a millage authorized by law and approved by referendum. When authorized by referendum, the above millage caps may be exceeded for up to two years. Counties, school districts, municipalities, special districts and local governmental bodies with taxing powers may issue bonds to finance or refinance capital projects payable from ad valorem taxes in excess of the above millage cap when approved by referendum. It should be noted that several municipalities and counties have charters that further limit either ad valorem taxes or the millage that may be assessed.

          The Florida legislature has passed a number of mandates which limit or place requirements on local governments without providing the local governments with compensating changes in their fiscal resources. The Florida legislature enacted a comprehensive growth management act which forces local governments to establish and implement comprehensive planning programs to guide and control future development. This legislation prohibits public or private development that does not conform with the locality's comprehensive plan. Local governments may face greater requirements for services and capital expenditures than they had previously experienced if their locality experiences increased growth or development. The burden for funding these potential services and capital expenditures which has been left to the local governments may be quite large.

          The Florida Constitution limits the assessed value of homestead real property for ad valorem tax purposes to the lower of (A) three percent (3%) of the assessed value for the prior year; or (B) the percentage change in the Consumer Price Index for the preceding calendar year. In addition, no such assessed value shall exceed "just value" and such just value shall be reassessed (notwithstanding the 3% cap) as of January 1 of the year following a change of ownership of the assessed real property.

          Florida has grown dramatically since 1980 and as of April 1, 1997 ranked fourth nationally with an estimated population of 14.7 million. Florida's substantial population increases over the past few years are expected to continue. It is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State. Much of this growth is being funded by bonded revenues secured by the expanding real property tax base. As of 1997, real property values exceed $724 billion. Residential property values account for over $400 billion in value while commercial and industrial property values exceed $100 billion.

          Florida's job market continues to reflect strong performance. The state's March 1999 unemployment rate was 4.1 percent, 0.3 percentage points lower than the year ago rate of 4.4 percent. Florida's unemployment rate was one of the lowest since October 1973 when it was 3.4 percent. The U.S. unemployment rate was 4.2 percent in March 1999, just above Florida's rate. Fueled by low interest rates, construction had the fastest growth rate at 5.8 percent and added 20,000 jobs over the year. Similarly, finance, insurance, and real estate and government also experienced year to year increases of 19,100 jobs and 16,400 jobs, respectively. The apparel and textiles industries lost 1,500 jobs due to tariffs and foreign competition. The State is gradually becoming less dependent on employment related to construction, agriculture and manufacturing, and more dependent on employment related to trade and services. Presently, services constitute 34.9% and trade 25.6% of the State's total non-farm jobs.

          Personal income in the State has been growing strongly the last several years and has generally outperformed both the nation as a whole and the Southeast in particular. The reasons for this are strong population growth and diversification of the economy. From 1992 through 1997, the State's per capita income rose an average of 5.0% per year, while the national per capita income increased an average of 4.8%. For 1997, the State's per capita personal income rose an average of 4.0% while the national per capita personal income rose 4.7%. In 1997, per capita personal income in Florida was $24,795, while the national per capita personal income was $25,298. The structure of the State's income differs from that of the nation and the Southeast. Because the State has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (social security and pension benefits, among other sources of income) are a relatively more important source of income. Transfer payments, such as social security, are occasionally subject to legislative change.

          Tourism is one of Florida's most important industries. According to Visit Florida (formerly the Florida Tourism Commission), about 47 million people visited the State in 1997. Tourists to Florida effectively represent additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Their expenditures generate additional business activity and State tax revenues. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus to a degree, reducing its seasonality.

          The State also has a strong construction industry, with single and multi-family housing starts accounting for approximately 9.2% of total U.S. housing starts in 1997, while the State's population was only 5.5% of the nation's total population. The reason for such a dynamic construction industry was the rapid growth of the State's population. Since 1985, total housing starts have averaged approximately 148,000 per year. Total housing starts were 132,813 in 1997, and are projected to be 97,600 in 1998-99.

          Florida has experienced a diversifying economic base as technology related industry, healthcare and financial services have grown into leading elements of Florida's economy, complementing the State's previous reliance primarily on agriculture and tourism. With the increasing costs and capital needs related to its growing population, Florida's ability to meet its expenses will be dependent in part upon the State's continued ability to foster business and economic growth. Florida has also increased its funding of capital projects through more frequent debt issuance rather than its historical pay-as-you go method.

          At the regional level, local economies within Florida perform differently according to their urban or rural qualities and level of economic diversification. The spectrum of local economies spans dense urban centers such as Miami and Tampa to rural agricultural regions of citrus, cattle ranching and sugar cane production. For example, Central Florida is a premier world-class resort/vacation destination with its economy driven by the presence of Disney World, studio theme parks and other tourist oriented recreational parks with a laser/optical research node and motion picture industries helping to diversify the Central Florida local economy. In contrast to the highly urban areas of Southeast Florida, North Florida and the Florida Panhandle are rural in many areas with local economies is dominated by the logging and paper industries, defense, tourism, state government and retirement.

          Florida has a moderate debt burden. As of June 30, 1998 full faith and credit bonds totaled $8.7 billion and revenue bonds totaled $5 billion for a total debt of $13.7 billion. Full faith and credit debt per capita was $577. In the 1998 fiscal year, debt service as a percent of Governmental Fund expenditures was 2.0%. In recent years debt issuance for the State has been increasing. The State brought a new indenture to the market in late Fiscal Year 1998, the Florida Lottery Bonds. These bonds will finance capital improvements for Florida schools.

          The payment on most Florida municipal instruments held by the Florida Intermediate Tax-Exempt Fund will depend upon the issuer's ability to meet its obligations. If the State or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Florida Intermediate Tax-Exempt Fund's portfolio, could be adversely affected.

     ARIZONA MUNICIPAL INSTRUMENTS

     Under its Constitution, the State of Arizona is not permitted to issue general obligation bonds secured by the State's full faith and credit. However, agencies and instrumentalities of the State are authorized under specified circumstances to issue bonds secured by revenues. The State enters into certain lease transactions that are subject to annual renewal at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition, to finance public projects, local governments may issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, from assessment bonds payable from special proceeds of an excise tax, or from assessment bonds payable by special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

     There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on state or local government financing.

     The State is required by law to maintain a balanced budget. To achieve this objective, it has in the past utilized a combination of spending reductions and tax increases. In recent years, the State's fiscal situation has improved, even while tax reduction measures have been enacted each year since 1992. In 1992, voters passed a measure that requires a two-thirds vote of the legislature to increase state taxes.

     The State's population, because of continued employment growth, is expected to record above-average growth rates. After population growth of 3% in 1997 and 2.9% in 1998, 2.8% growth is expected in 1999 and 2.6% in 2000. That translates into almost 132,000 more people in the state in 1999 and 126,000 in 2000.

     The State's diversified economic base is not dependent on any single industry. Principal economic sectors include services, manufacturing, mining, tourism, and the military. Agriculture, at one time a major sector, plays a much smaller role in the economy. For several decades, the population has grown at a substantially higher rate than the population of the United States.

     The economy of the State is growing. Since the current boom peaked in 1994, when employment grew by 6.8%, the rate of growth has slowed, but only modestly. Through November 1998 (the latest data available), employment was 4.7% higher than the year before.

     Different parts of the State have different growth rates and structures. The Phoenix metropolitan area accounts for 70.6% of all Arizona jobs and almost 80% of the State's employment growth. The Tucson area saw growth accelerate in 1998 by 3%, versus 1.8% in 1997. The balance of the State also grew at more moderate levels.

     On a percentage basis, this expansion has not been as strong as previous expansions. Yet, in terms of absolute employment growth, this expansion has created more jobs than any period of economic growth in the State's history.
For example, since the beginning of the current expansion in March 1991, more than 580,000 jobs have been created. In comparison, 297,200 jobs were created in the 1975-1980 expansion, and about 450,000 jobs were created in the expansion that lasted from 1982 to 1990.

     According to the national Blue Chip Economic Indicators, after real GDP growth of 3.9% in 1997 and 3.6% in 1998, growth is expected to moderate to 2.2% in 1999. Inflation is expected to remain low and interest rates are also likely to be low and through most of 1999.

     As of 1998, 47% of all manufacturing employment in the Phoenix area and 25% in Pima County is in high technology. The national average is 14.3%. The high-tech areas include computers, telecommunications, electronic components, aviation, and instrumentation. In the Phoenix area, the economy is weighted towards electronic components employment, which accounts for 27% of all manufacturing jobs. Tucson's high-tech manufacturing employment is more evenly spread among computers, electronic components, aviation and instrumentation.

     It is expected that international trade in the high-tech industry will continue to grow, which will be a positive for the Arizona economy. But in the near term, the unbalanced mix of employment could be a problem. Roughly 52% of Arizona manufacturing exports are of high-tech products; further, nearly 40% of the state's exports are to Japan, Malaysia, Taiwan, Hong Kong and Singapore, all of which are experiencing some degree of economic problems.

     In 1997, Arizona's total exports as a percent of personal income ranked fifth in the U.S. at 13.5%, compared to 9.2% for the nation. When analyzing data using only high-tech exports, Arizona ranked second at 7.1%, versus 2.1% nationally. Thus, the impact of the reduction in high-tech exports will likely affect Arizona more than other states. This is expected to result in some continued layoffs in the manufacturing sector.

     The unemployment rate, 4.1% for 1998, is also expected to remain relatively low, especially in the State's metropolitan areas. However, it is expected to increase in both 1999 and 2000. The current level of unemployment, the lowest in nearly three decades, suggests a tight labor market. The modest rise in unemployment projected for 1999 suggests that labor markets will moderately soften. After employment growth of 5.6% in 1996, 4.5% in 1997 and an estimated 4.6% in 1998, employment should increase by another 3.5% in 1999 with growth continuing at about 3% in 2000 and 2001. The Phoenix area's unemployment rate remains low, at about 2.7%.

     The outlook for continued, albeit slower, growth for the U.S. economy acts as a base for the Arizona economy. The state has been one of the top five employment-growth states for quite some time, and it is expected to remain in the top five through 1999. There are other positive factors as well. First, as of November 1998, manufacturing was 2.3% above the November 1997 rate. Second, the unemployment rate is low in greater Phoenix and for many other parts of Arizona. That suggests that job growth will continue. Third, California, the State's leading domestic trading partner, is expected to enjoy continued, albeit slower, growth. Fourth, single-family housing markets continue to boom. Although the absolute level of permits is expected to decline from 1998's record levels, the outlook is for a relatively strong housing market.

     Housing, which is expected to be up by about 15% in 1998, is expected to decrease by about 10% in 1999. The slowdown is expected to be in single-family activity. In 1999, even if single-family housing slows, commercial construction is expected to continue to do well throughout most of the year, despite higher vacancy rates in the Phoenix-area office and industrial markets. This is expected to prevent any significant problem in construction employment in 1999, despite the likelihood of a slowdown.

     Another uncertainty is the tourism market. Given the strong economy, tourist activity is expected to be strong. But declines in the value of the Canadian dollar, the peso and other currencies versus the U.S. dollar could hurt winter visitation in Arizona.

     Personal income, after growing by 8% in 1996 and 7.3% in 1997, is expected to grow by another 8% in 1998, 7.8% in 1999, and 7% in 2000.

     Overall, General Fund revenues are expected to grow modestly, including 4% in FY 1999 and 5.7% in FY 2001. However, the FY 1999 rate of growth reflects the impact of the $120 million tax reduction program passed last year, and the FY 2000 revenue estimate includes an incremental reduction to account for an additional $60 million of tax reductions already enacted.

     The Governor's budget proposals in 1999 sought to limit overall spending, continue the growth of the State's "rainy day" funds, reflect conservative revenue forecasts to reflect a slowing economy, and propose for the 8th and 9th consecutive years tax reductions.

     State policy makers have been very successful in recent years in depositing monies into various accounts that have been established for a "rainy day."
These monies are reserved for a true budget emergency precipitated by an economic downturn. By the end of FY 2001, the rainy day fund is expected to reach $425 million, or 7.08% of the General Fund revenues.

          OTHER INFORMATION ON CALIFORNIA, FLORIDA AND ARIZONA MUNICIPAL INSTRUMENTS

     Northern Trust believes that it is likely that sufficient California, Florida and Arizona municipal instruments and certain specified federal obligations should be available to satisfy the respective investment objectives, policies and limitations of the California, Florida Intermediate Tax-Exempt and the Arizona Tax-Exempt Funds. If Northern Funds' Board of Trustees, after consultation with Northern Trust, should for any reason determine that it is impracticable to satisfy a Fund's investment objective, policies and limitations because of the unavailability of suitable investments, the Board would re-evaluate the particular Fund's investment objective and policies and consider changes in its structure and name or possible dissolution.

INVESTMENT RESTRICTIONS

     The Funds are subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares.

No Fund may:

               (1) Make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, (c) loans of securities, and (d) loans to affiliates of the Fund to the extent permitted by law.

               (2) Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent a Fund from investing directly or indirectly in portfolio instruments secured by real estate or interests therein or acquiring securities of real estate investment trusts or other issuers that deal in real estate.

               (3) Invest in commodities or commodity contracts, except that a Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

               (4) Invest in companies for the purpose of exercising control.

               (5) Act as underwriter of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management policies.

               (6) Purchase securities (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such obligations) if, except for the Technology Fund, such purchase would cause 25% or more in the aggregate of the market value of the total assets of the Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that with respect to each Money Market Fund there is no limitation, and each Money Market Fund reserves freedom of action, when otherwise consistent with its investment policies, to concentrate its investments in obligations (other than commercial paper) issued or guaranteed by U.S. banks (including foreign branches of U.S. banks) and U.S. branches of foreign banks and repurchase agreements and securities loans collateralized by such bank obligations. For the purposes of this restriction, state and municipal governments and their agencies and authorities are not deemed to be industries; as to utility companies, the gas, electric, water and telephone businesses are considered separate industries; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents. The Technology Fund may not, except during temporary defensive periods, purchase the securities of any issuer, if, as a result of such purchase, less than 25% of the assets of the Technology Fund would be invested in the securities of issuers principally engaged in technology business activities.

               (7) Borrow money, except that to the extent permitted by applicable law (a) a Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33-1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law, (b) a Fund may borrow up to an additional 5% of its total assets for temporary purposes, (c) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) a Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund's borrowings exceed the limitations stated above, Northern Funds will promptly reduce the borrowings of a Fund in accordance with the 1940 Act. In addition, as a matter of fundamental policy, a Fund will not issue senior securities to the extent such issuance would violate applicable law.

               (8) Make any investment inconsistent with a Fund's classification as a diversified company under the 1940 Act. This restriction does not, however, apply to any Fund classified as a non-diversified company under the 1940 Act.

               (9) Notwithstanding any of a Fund's other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), a Fund may:
     (a) purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC; and (b) invest all or substantially all of its assets in a single open-end investment company or series thereof with substantially the same investment objective, policies and fundamental restrictions as the Fund.

                             *      *     *     *

     For the purposes of Investment Restrictions (1) and (7) above, the Funds expect that they would be required to file an exemptive application with the SEC and receive the SEC's approval of that application prior to entering into lending or borrowing arrangements with affiliates. As of May 15, 2000, the Funds had not filed such an exemptive application.

     Also, as a matter of fundamental policy, changeable only with the approval of the holders of a majority of the outstanding shares of the Fund involved, at least 80% of the net assets of each Tax-Exempt and Municipal Fund will be invested in debt instruments, the interest on which is, in the opinion of bond counsel or counsel for issuers, if any, exempt from regular Federal income tax, except in extraordinary circumstances such as when the Investment Adviser believes that market conditions indicate that a Fund should adopt a temporary defensive posture by holding uninvested cash or investing in taxable securities. Interest earned on "private activity bonds" that is treated as an item of tax preference under the Federal alternative minimum tax will be deemed by a Municipal Fund, but will not be deemed by a Tax-Exempt Fund, to be exempt from regular Federal income tax for purposes of determining whether the Municipal and Tax-Exempt Funds meet this fundamental policy.

     As a non-fundamental investment restriction, the International Fixed Income, Florida Intermediate Tax-Exempt, California Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt and MarketCommand Funds may not hold, at the end of any tax quarter, more than 10% of the outstanding voting securities of any one issuer, except that up to 50% of the total value of the assets of each Fund may be invested in any securities without regard to this 10% limitation so long as no more than 25% of the total value of its assets is invested in the securities of any one issuer (except the U.S. Government, its agencies and instrumentalities). Also, as a non-fundamental investment restriction, these Funds will not hold any securities (except U.S. government securities) that would cause, at the end of any tax quarter, more than 5% of their respective total assets to be invested in the securities of any one issuer, except that up to 50% of the respective Fund's total assets may be invested without regard to this limitation so long as no more than 25% of the Fund's total assets are invested in any one issuer (except the U.S. government, its agencies and instrumentalities).

     Except as otherwise provided in Investment Restriction (6), for the purpose of such restriction in determining industry classification with respect to the Funds other than the International Funds and the Technology Fund, Northern Funds intends to use the industry classification titles in the Bloomberg Industry Group Classification. With respect to the International Funds, Northern Funds intends to use the Morgan Stanley Capital International industry classification titles. With respect to the Technology Fund, Northern Funds intends to consider an issuer to be principally engaged in technology business activities if such issuer is listed in the Morgan Stanley Index, the H&Q Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index or any other comparable index. The freedom of action reserved in Investment Restriction (6) above with respect to U.S. branches of foreign banks is subject to the requirement that they are subject to the same regulation as domestic branches of U.S. banks, and such freedom with respect to foreign branches of U.S. banks is subject to the requirement that the domestic parent be unconditionally liable in the event that a foreign branch fails to pay on its instruments for any reason. Securities held in escrow or separate accounts in connection with the Funds' investment practices described in this Additional Statement and in the Prospectus are not deemed to be mortgaged, pledged or hypothecated for purposes of the foregoing Investment Restrictions.

     A security is considered to be issued by the entity, or entities, whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by a Fund, does not exceed 10% of the value of the Fund's total assets.

     The Money Market, U.S. Government Money Market, U.S. Government Select Money Market, Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds intend, as a non-fundamental policy, to diversify their investments in accordance with current SEC regulations. Investments in the securities of any single issuer (excluding cash, cash items, certain repurchase agreements, U.S. Government securities and securities of other investment companies) will be limited to not more than 5% of the value of a Fund's total assets at the time of purchase, except that (a) 25% of the total assets of the California Municipal Money Market Fund may be invested in fewer than five issuers; and 25% of the value of the total assets of the other Money Market Funds may be invested in the securities of any one issuer for a period of up to three Business Days. A security that has an unconditional guarantee meeting special SEC requirements (a "Guarantee") does not need to satisfy the foregoing issuer diversification requirements that would otherwise apply, but the Guarantee is instead subject to the following diversification requirements:
Immediately after the acquisition of the security, a Money Market Fund may not have invested more than 10% of its total assets in securities issued by or subject to Guarantees from the same person, except that a Fund, subject to certain conditions, may invest up to 25% of its total assets in securities issued or subject to Guarantees of the same persons. This percentage is 100% if the Guarantee is issued by the U.S. Government or an agency thereof. In addition, the Municipal Money Market, Tax-Exempt Money Market and California Municipal Money Market Funds will limit their investments in certain conduit securities that are not rated in the highest short-term rating category as determined by two nationally recognized statistical rating organizations (each an "NRSRO") (or one NRSRO if the security is rated by only one NRSRO) or, if unrated, are not of comparable quality to First Tier Securities ("Second Tier Securities") to 5% of their total assets, with investments in any one such issuer being limited to no more than 1% of a Fund's total assets or $1 million, whichever is greater, measured at the time of purchase. Conduit securities subject to this limitation are municipal instruments that are not subject to a Guarantee and involve an arrangement whereunder a person, other than a municipal issuer, provides for or secures repayment of the security and are not: (i) fully and unconditionally guaranteed by a municipal issuer; or (ii) payable from the general revenues of the municipal issuer or other municipal issuers; or
(iii) related to a project owned and operated by a municipal issuer; or
(iv) related to a facility leased to and under the control of an industrial or commercial enterprise that is part of a public project which, as a whole, is owned and under the control of a municipal issuer. The Money Market, U.S. Government and U.S. Government Select Money Market Funds will limit their investments in all Second Tier Securities (that are not subject to Guarantees) in accordance with the foregoing percentage limitations.

     In addition to the foregoing, each Money Market Fund is subject to additional diversification requirements imposed by SEC regulations on the acquisition of securities subject to other types of demand features and puts whereunder a Fund has the right to sell the securities to third parties.

     Each Investment Restriction which involves a maximum percentage (other than the restriction set forth above in Investment Restriction (7)) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of the Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Investment Restriction (7), the Fund involved will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

     Although the foregoing Investment Restrictions would permit the Money Market Funds to acquire options, enter into forward currency contracts and engage in short sales and interest rate and currency swaps, they are not currently permitted to engage in these transactions under SEC regulations. In addition, the U.S. Government Select Money Market Fund does not intend to purchase any bank or corporate obligation during the current fiscal year.


                         ADDITIONAL TRUST INFORMATION

CLASSIFICATION AND HISTORY

     Northern Funds is an open-end, management investment company. Each Fund is classified as diversified under the 1940 Act, except the California Municipal Money Market, California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Arizona Tax-Exempt, California Tax-Exempt, International Fixed Income and MarketCommand Funds. Each Fund is a series of the Trust which was formed as a Massachusetts business trust on October 12, 1993 under an Agreement and Declaration of Trust. At a meeting of shareholders held on March 21, 2000, the shareholders approved, among other things, an Agreement and Plan of Reorganization pursuant to which the Trust will be reorganized as a Delaware business trust. See "Description of Shares."

TRUSTEES AND OFFICERS

     The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees. Information pertaining to the Trustees and officers of Northern Funds is set forth below.

-------------------------------------------------------------------------------
NAME                                POSITION(S)      PRINCIPAL OCCUPATION(S)
AND ADDRESS                AGE      WITH TRUST         DURING PAST 5 YEARS
-------------------------------------------------------------------------------
Mr. Richard G. Cline    65       Trustee          Chairman, Hawthorne
4200 Commerce Court                               Investors, Inc. (a management
Suite 300                                         advisory services and private
Lisle, IL 60532                                   investment company) since
                                                  January 1996; Chairman,
                                                  Hussman International, Inc.
                                                  (a refrigeration company)
                                                  since 1998; Chairman and CEO
                                                  of NICOR Inc. (a diversified
                                                  public utility holding
                                                  company) from 1986 to 1995,
                                                  and President, 1992 to 1993;
                                                  Chairman, Federal Reserve
                                                  Bank of Chicago from 1992 to
                                                  1995, and Deputy Chairman
                                                  from 1995 to 1996. Director:
                                                  Whitman Corporation (a
                                                  diversified holding company);
                                                  Kmart Corporation (a
                                                  retailing company); Ryerson
                                                  Tull, Inc. (a metals
                                                  distribution company);
                                                  University of Illinois
                                                  Foundation.  Trustee:
                                                  Northern Institutional Funds.
-------------------------------------------------------------------------------
Mr. Edward J. Condon,   60       Trustee          Chairman of The Paradigm
Jr.                                               Group, Ltd. (a financial
Sears Tower, Suite 9650                           advisor) since July 1993;
233 S. Wacker Drive                               Vice President and Treasurer
Chicago, IL 60606                                 of Sears, Roebuck and Co. (a
                                                  retail corporation) from
                                                  February l989 to July 1993;
                                                  Member of Advisory Board of
                                                  Real-Time USA, Inc. (a
                                                  software development
                                                  company); Member of the Board
                                                  of Managers of The Liberty
                                                  Hampshire Company, LLC (a
                                                  receivables funding company);
                                                  Vice Chairman and Director of
                                                  Energenics L.L.C. (a waste to
                                                  energy recycling company).
                                                  Director: University
                                                  Eldercare Inc. (an
                                                  Alzheimer's disease research
                                                  and treatment company);
                                                  Financial Pacific Company (a
                                                  small business leasing
                                                  company). Trustee: Dominican
                                                  University.  Trustee:
                                                  Northern Institutional Funds.
-------------------------------------------------------------------------------
Mr. Wesley M. Dixon, Jr.72       Trustee          Director of Kinship
400 Skokie Blvd.                                  Corporation (a financial
Suite 300                                         services company) 1985 to
Northbrook, IL  60062                             1996; Vice Chairman and
                                                  Director of G.D. Searle & Co.
                                                  (manufacture and sale of food
                                                  products and pharmaceuticals)
                                                  from 1977 to 1985 and
                                                  President of G.D. Searle &
                                                  Co. prior thereto.  Trustee:
                                                  Northern Institutional Funds.
-------------------------------------------------------------------------------
Mr. William J. Dolan,   67       Trustee          Partner of Arthur Andersen &
Jr.                                               Co. S.C. (accounting firm)
1534 Basswood Circle                              from 1966 to 1989.  Financial
Glenview, IL  60025                               Consultant, Ernst & Young
                                                  from 1992 to 1993 and 1997.
                                                  Trustee: Northern
                                                  Institutional Funds.
-------------------------------------------------------------------------------
Mr. John W. English     67       Trustee          Private Investor; Vice
50-H New England Ave.                             President and Chief
P.O. Box 640                                      Investment Officer of The
Summit, NJ 07902-0640                             Ford Foundation (a charitable
                                                  trust) from 1981 to 1993.
                                                  Director: University of Iowa
                                                  Foundation; Blanton-Peale
                                                  Institutes of Religion and
                                                  Health; Community Foundation
                                                  of Sarasota County.  Former
                                                  Director: Duke Management
                                                  Company (manager of the Duke
                                                  University endowment fund);
                                                  John Ringling Centre
                                                  Foundation (a non-profit
                                                  historical preservation
                                                  organization).  Trustee: The
                                                  China Fund, Inc.; Select
                                                  Sector SPDR Trust; WM Funds;
                                                  American Red Cross in Greater
                                                  New York; Mote Marine
                                                  Laboratory (a non-profit
                                                  marine research facility);
                                                  and United Board for
                                                  Christian Higher Education in
                                                  Asia.  Trustee: Northern
                                                  Institutional Funds.
-------------------------------------------------------------------------------
Mr. Raymond E. George,  69       Trustee          Senior Vice President and
Jr. <F1>                                          Senior Fiduciary Officer of
703 Prospect Avenue                               The Northern Trust Company
Winnetka, IL  60093                               from 1990 to 1993.  Trustee:
                                                  Northern Institutional Funds.
-------------------------------------------------------------------------------
Ms. Sandra Polk Guthman 56       Trustee          President and CEO of Polk
420 N. Wabash Avenue                              Bros. Foundation (an Illinois
Suite 204                                         not-for-profit corporation)
Chicago, IL 60611                                 from 1993 to present;
                                                  Director of Business
                                                  Transformation 1992 to 1993,
                                                  and Midwestern Director of
                                                  Marketing 1988 to 1992, IBM
                                                  (a technology company).
                                                  Director: MBIA Insurance
                                                  Corporation of Illinois (a
                                                  municipal bond insurance
                                                  company).  Trustee: Northern
                                                  Institutional Funds.
-------------------------------------------------------------------------------
Mr. Michael E. Murphy   63       Trustee          President of Sara Lee
<F2>                                              Foundation (philanthropic
Suite 2222                                        organization) since November
20 South Clark Street                             1997;  Vice Chairman and
Chicago, IL  60603                                Chief Administrative Officer
                                                  of Sara Lee Corporation (a
                                                  consumer product company)
                                                  from November 1994 to October
                                                  1997;  Vice Chairman and
                                                  Chief Financial and
                                                  Administrative Officer of
                                                  Sara Lee Corporation from
                                                  July 1993 to November 1994.
                                                  Director:  Payless Shoe
                                                  Source, Inc. (a retail shoe
                                                  store business); True North
                                                  Communications, Inc. (a
                                                  global advertising and
                                                  communications holding
                                                  company); American General
                                                  Corporation (a diversified
                                                  financial services company);
                                                  GATX Corporation (a railroad
                                                  holding company); Bassett
                                                  Furniture Industries, Inc. (a
                                                  furniture manufacturer).
                                                  Trustee:  Northern
                                                  Institutional Funds.
-------------------------------------------------------------------------------
Mary Jacobs Skinner,    42       Trustee          Partner in the law firm of
Esq.<F3>                                          Sidley & Austin.  Trustee:
One First National Plaza                          Northern Institutional Funds
Chicago, IL  06063
-------------------------------------------------------------------------------
Mr. William H. Springer 71       Chairman and     Vice Chairman of Ameritech (a
701 Morningside Drive            Trustee          telecommunications holding
Lake Forest, IL 60045                             company) from February 1987
                                                  to August 1992; Vice
                                                  Chairman, Chief Financial and
                                                  Administrative Officer of
                                                  Ameritech prior to 1987.
                                                  Director: Walgreen Co. (a
                                                  retail drug store business);
                                                  Baker, Fentress & Co. (a
                                                  closed-end, non-diversified
                                                  management investment
                                                  company).  Trustee: Goldman
                                                  Sachs Trust; Goldman Sachs
                                                  Variable Insurance Trust.
                                                  Trustee: Northern
                                                  Institutional Funds.
-------------------------------------------------------------------------------
Mr. Richard P. Strubel  61       Trustee          President and Chief Operating
737 N. Michigan Avenue                            Officer, UNext.com (a
Suite 1405                                        provider of educational
Chicago, IL 60611                                 services via the internet)
                                                  since 1999; Managing Director
                                                  of Tandem Partners, Inc. (a
                                                  privately held management
                                                  services firm) from 1990 to
                                                  1999; President and Chief
                                                  Executive Officer, Microdot,
                                                  Inc. (a privately held
                                                  manufacturing firm) from 1984
                                                  to 1994.   Director: Gildan
                                                  Activewear, Inc. (an athletic
                                                  clothing marketing and
                                                  manufacturing company);
                                                  Children's Memorial Medical
                                                  Center. Trustee: University
                                                  of Chicago; Goldman Sachs
                                                  Trust; Goldman Sachs Variable
                                                  Insurance Trust.  Trustee:
                                                  Northern Institutional Funds.
-------------------------------------------------------------------------------
Mr. Stephen B.          55       Trustee          President of Northern Funds
Timbers<F4>                                       Global Investments, a
50 South LaSalle Street,                          division of Northern Trust
B-3                                               Corporation,  and Executive
Chicago, IL  60675                                Vice President, The Northern
                                                  Trust Company since 1998;
                                                  President, Chief Executive
                                                  Officer and Director of
                                                  Zurich Kemper Investments (a
                                                  financial services company)
                                                  from 1996 to 1998; President,
                                                  Chief Operating Officer and
                                                  Director of Kemper
                                                  Corporation (a financial
                                                  services company) from 1992
                                                  to 1996; President and
                                                  Director of Kemper Funds (a
                                                  registered investment
                                                  company) from 1990 to 1998.
                                                  Director: LTV Corporation (a
                                                  steel producer); and Northern
                                                  Trust Quantitative Advisors,
                                                  Inc.  Trustee: Northern
                                                  Institutional Funds.
-------------------------------------------------------------------------------
Ms. Jylanne M. Dunne    40       President        Senior Vice President for
4400 Computer Drive                               Distribution Services at PFPC
Westborough, MA 01581                             Inc. ("PFPC") (formerly First
                                                  Data Investor Services Group,
                                                  Inc. ("FDISG")), since 1988.
-------------------------------------------------------------------------------
Mr. Archibald E. King   42       Vice President   Senior Vice President and
50 South LaSalle Street                           other positions at The
Chicago, IL 60675                                 Northern Trust Company since
                                                  1979.
-------------------------------------------------------------------------------
Mr. Lloyd A. Wennlund   42       Vice President   Senior Vice President and
50 South LaSalle Street                           other positions at The
Chicago, IL 60675                                 Northern Trust Company,
                                                  President of Northern Trust
                                                  Securities, Inc., and
                                                  Managing Executive, Mutual
                                                  Funds for Northern Trust
                                                  Global Investments since
                                                  1989.
-------------------------------------------------------------------------------
Mr. Brian R. Curran     32       Vice President   Director of Fund
4400 Computer Drive              and Treasurer    Administration at PFPC since
Westborough, MA 01581                             1997; Director of Fund
                                                  Administration at State
                                                  Street Bank and Trust Company
                                                  from February 1997 to October
                                                  1997; Senior Auditor at Price
                                                  Waterhouse L.L.P. (an
                                                  accounting firm) from
                                                  February 1994 to February
                                                  1997.
-------------------------------------------------------------------------------
Ms. Judith E. Clear     33       Assistant        Client Treasury Manager of
4400 Computer Drive              Treasurer        Mutual Fund Administration at
Westborough, MA 01581                             PFPC since 1997; Compliance
                                                  Manager at Citizens Trust
                                                  from 1994 to 1996.
-------------------------------------------------------------------------------
Ms. Suzanne E. Anderson 27       Assistant        Client Treasury Manager of
4400 Computer Drive              Treasurer        Mutual Fund Administration at
Westborough, MA 01581                             PFPC since August 1998;
                                                  Manager of Fund
                                                  Administration at State
                                                  Street Bank & Trust Company
                                                  from October 1996 to August
                                                  1998; Fund Administrator at
                                                  State Street Bank & Trust
                                                  Company from October 1995 to
                                                  October 1996; Mutual Fund
                                                  Accountant at The Boston
                                                  Company prior thereto.
-------------------------------------------------------------------------------
Jeffrey A. Dalke, Esq.  49       Secretary        Partner in the law firm of
One Logan Square                                  Drinker Biddle & Reath LLP.
18th and Cherry Streets
Philadelphia, PA
19103-6996
-------------------------------------------------------------------------------
Linda J. Hoard, Esq.    52       Assistant        Vice President at PFPC since
4400 Computer Drive              Secretary        1998; Attorney Consultant for
Westborough, MA 01581                             Fidelity Investments & Co. (a
                                                  financial service company),
                                                  Investors Bank & Trust
                                                  Company (a financial service
                                                  provider) and PFPC (formerly
                                                  FDISG) from September 1994 to
                                                  June 1998.
-------------------------------------------------------------------------------
Ms. Therese Hogan       37       Assistant        Director of the State
4400 Computer Drive              Secretary        Regulation Department at PFPC
Westborough, MA 01581                             since 1994.
-------------------------------------------------------------------------------

<F1> Mr. George is deemed to be an "interested" Trustee because he owns shares of Northern Trust Corporation.
<F2> Mr. Murphy is deemed to be an "interested" Trustees because he owns shares of Northern Trust Corporation.
<F3> Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation.
<F4> Mr. Timbers is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or Northern and NTQA.

     Certain of the Trustees and officers and the organizations with which they are associated have had in the past, and may have in the future, transactions with the Investment Advisers, PFPC, Northern Funds Distributors, LLC ("NFD") and their respective affiliates. The Trust has been advised by such Trustees and officers that all such transactions have been and are expected to be in the ordinary course of business and the terms of such transactions, including all loans and loan commitments by such persons, have been and are expected to be substantially the same as the prevailing terms for comparable transactions for other customers. As a result of the responsibilities assumed by Northern Funds' service providers under Northern Funds' Advisory Agreement, Transfer Agency Agreement, Custodian Agreement, Foreign Custodian Agreement, Co-Administration Agreement and Distribution Agreement, Northern Funds itself requires no employees.

     Each officer holds comparable positions with certain other investment companies for which NFD, PFPC or an affiliate thereof is the investment adviser, administrator and/or distributor.

     Each Trustee, except Mr. Timbers, earns an annual retainer of $30,000 and the Chairman of the Board earns an annual retainer of $40,000. Each Trustee earns an additional fee of $1,500, and the Chairman of the Board earns an additional fee of $3,500, for each meeting attended, plus reimbursement of expenses incurred as a Trustee.

     In addition, the Trustees established an Audit Committee consisting of three members, including a Chairman of the Committee. The Audit Committee members are Messrs. Condon, Jr. (chairman), Dolan, Jr. and Strubel. Each member earns an annual fee of $1,500 and the Chairman earns an annual fee of $3,500.

     The Trustees have also established a Nominating Committee consisting of three members, including a Chairman of the Committee. The Nominating Committee members are Messrs. Dixon (chairman) and Cline and Ms. Guthman. Each member earns an annual fee of $1,500 and the chairman earns an annual fee of $3,500.

     The Trustees have also established a Valuation Committee consisting of four members, including a Chairman of the Committee. The Valuation Committee members are Messrs. George (chairman), English and Murphy and Ms. Skinner. Each member earns an annual fee of $1,500 and the chairman earns an annual fee of $3,500.

     The Trust's officers do not receive fees from the Trust for services in such capacities. All of the Trust's officers (except Messrs. Dalke, King and Wennlund) are employees of PFPC, which receives fees from the Trust for administrative services.

     Drinker, Biddle & Reath LLP, of which Mr. Dalke is a partner, receives fees from the Trust for legal services.

     Northern Trust Company, of which Mr. King and Mr. Wennlund are officers, receives fees from the Trust as investment adviser, custodian, transfer agent and co-administrator.
     For the fiscal year ended March 31, 2000, the Trustees received the following compensation:


-------------------------------------------------------------------------------
                                            Pension or
                                            Retirement         Total
                             Aggregate   Benefits Accrued   Compensation
                           Compensation  as Part of Trust  from the Trust
 Name of Trustee<F1>      from the Trust      Expense       Complex<F2>
-------------------------------------------------------------------------------
Wesley M. Dixon, Jr.         $31,250              None         $33,750
-------------------------------------------------------------------------------
William J. Dolan, Jr.        $32,500              None         $35,000
-------------------------------------------------------------------------------
Raymond E. George, Jr.       $31,250              None         $33,750
-------------------------------------------------------------------------------
Michael E. Murphy            $30,000              None         $30,000
-------------------------------------------------------------------------------
Mary Jacobs Skinner          $32,500              None         $35,000
-------------------------------------------------------------------------------
Richard G. Cline<F3>          $1,250              None         $45,750
-------------------------------------------------------------------------------
Edward J. Condon,             $1,250              None         $50,750
Jr.<F3>
-------------------------------------------------------------------------------
John W. English<F3>           $1,250              None         $48,250
-------------------------------------------------------------------------------
Sandra Polk                   $1,250              None         $45,750
Guthman<F3>
-------------------------------------------------------------------------------
William H.                    $1,250              None         $59,250
Springer<F3>
-------------------------------------------------------------------------------
Richard P. Strubel<F3>        $1,250              None         $56,750
-------------------------------------------------------------------------------
Stephen B. Timbers<F3>          None              None            None
-------------------------------------------------------------------------------
<F1> This Table does not include the following amounts paid during the fiscal year ended March 31, 2000: $17,500 paid to a former Trustee who retired in September 1999 and $35,000 paid to a former Trustee who retired in March 2000.
<F2> Fund complex includes thirty investment portfolios of the Trust and twenty-
one portfolios of Northern Institutional Funds, a separately registered investment company.
<F3> Messrs. Cline, Condon, Jr., English, Springer, Strubel and Timbers and Ms.
Guthman joined the Board of Trustees effective as of March 28, 2000.

INVESTMENT ADVISER, TRANSFER AGENT AND CUSTODIAN

     Northern Trust is a wholly-owned subsidiary of The Northern Trust Corporation, a Chicago-based multi-bank holding company with subsidiaries in Colorado, Illinois, Florida, Michigan, New York, Arizona, Georgia, California and Texas. Northern Trust has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. One of the nation's leading providers of trust and investment management services, Northern Trust first entered the mutual fund business in 1983 by offering money market funds to institutional clients. As part of its investment advisory services, Northern Trust offers extensive research services to its clients. As of the date of this Additional Statement, nearly 300 financial institutions nationwide purchase Northern Trust's economic advisory services. As of September 30, 1999, Northern Trust Corporation and its subsidiaries had approximately $33.7 billion in assets and $19.1 billion in deposits. Northern Trust is one of the strongest banking organizations in the United States and its clients include public and private retirement funds, endowments, foundations, trusts, corporations and individuals. Northern Funds complements the banking and personal trust services available through Northern Trust by allowing Northern Trust's banking and trust clients to consolidate the management of their finances and thereby move one step closer to one-stop financial shopping. Northern Funds utilizes a state-of-the-art investor services center. Also, trained investment representatives are available at Northern Trust's offices to assist investors in allocating their investments. Northern Trust believes it has built its organization by serving clients with integrity, a commitment to quality, and personal attention. Its stated mission with respect to all its financial products and services is to achieve unrivaled client satisfaction. Northern Trust manages the Funds through a team of professionals, led by portfolio managers who follow a disciplined process to develop investment strategies. The purpose of this approach is to promote consistent management. The portfolio managers draw upon the resources of Northern Trust's research department with specialists in economic analysis, investment strategy, credit quality and tax law, and which supplies information on interest rates, GNP growth, corporate profits and other factors. NTQA, also a wholly-owned subsidiary of Northern Trust Corporation, serves as investment adviser principally to defined benefit and defined contribution plans and manages over 60 equity and bond commingled and common trust funds. As of September 30, 1999, the Investment Advisers and their affiliates administered approximately $1.38 trillion in assets, including $262.8 billion for which the Investment Advisers had investment management responsibility, for clients including public and private retirement funds, endowments, foundations, trusts, corporations, other investment companies and individuals.

     Subject to the general supervision of the Board of Trustees, Northern Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds (other than the Stock Index, Small Cap Index and Small Cap Funds), and also provides certain ancillary services. NTQA provides similar services to the Stock Index, Small Cap Index and Small Cap Funds. The Investment Advisers are also responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for Northern Funds).
In making investment recommendations for the Funds, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds' accounts are customers of Northern Trust's commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with Northern Trust and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

     Northern Funds' Investment Advisory and Ancillary Services Agreement with Northern Trust and NTQA (the "Advisory Agreement") has been approved by the Board of Trustees, including the "non-interested" Trustees, and the initial shareholder of Northern Funds. The Advisory Agreement provides that in executing portfolio transactions and in selecting brokers or dealers (a) with respect to common and preferred stocks, the Investment Advisers shall use their best judgment to obtain the best overall terms available, and (b) with respect to other securities, the Investment Advisers shall attempt to obtain best net price and execution. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     In assessing the best overall terms available for any transaction, the Investment Advisers are to consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Advisers may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Advisers or an affiliate of the Investment Advisers exercise investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include industry and company analyses, portfolio services, quantitative data, market information systems and economic and political consulting and analytical services.

     Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Advisers and does not reduce the advisory fees payable to the Investment Advisers by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     For the fiscal years or periods indicated, the amount of commissions paid by each Fund was as follows:


-------------------------------------------------------------------------------
                       Fiscal Year Ended Fiscal Year Ended  Fiscal Year Ended
                         March 31, 1999   March 31, 1998      March 31, 1997
-------------------------------------------------------------------------------

Income Equity Fund                $36,166          $91,382           $67,369
-------------------------------------------------------------------------------
Stock Index Fund                  $12,651          $32,541           $27,972
-------------------------------------------------------------------------------
Growth Equity Fund               $252,010         $475,781          $364,847
-------------------------------------------------------------------------------
Select Equity Fund               $119,043         $312,832           $96,747
-------------------------------------------------------------------------------
Mid Cap Growth Fund<F1            $46,823              N/A               N/A
-------------------------------------------------------------------------------
Small Cap Fund                   $137,526         $324,908          $170,785
-------------------------------------------------------------------------------
International Growth           $1,717,776       $1,455,258        $2,043,586
Equity Fund
-------------------------------------------------------------------------------
International Select           $1,024,518         $610,796          $634,588
Equity Fund
-------------------------------------------------------------------------------
Technology Fund                   $84,102          $79,005           $40,228
-------------------------------------------------------------------------------


<F1> The Mid Cap Growth Fund commenced operations on March 31, 1998.

     No commissions were paid by the Funds to any "affiliated" persons (as defined in the 1940 Act) of the Funds. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Advisers will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     Northern Funds is required to identify any securities of its "regular brokers or dealers" or their parents which Northern Funds acquired during its most recent fiscal year.

     During the fiscal year ended March 31, 1999, the Money Market Fund acquired or sold securities of Bear Stearns & Co., Inc., Morgan (J.P.) & Co., Inc. and Lehman Brothers, Inc. As of March 31, 1999 the Money Market Fund owned securities of Bear Stearns & Co., Inc., Morgan (J.P.) & Co. and Lehman Brothers, Inc. in the amounts of $25,001,000, $55,374,000 and $335,214,000 respectively.

     During the fiscal year ended March 31, 1999, the U.S. Government Money Market Fund acquired or sold securities of ABN-AMRO and Lehman Brothers, Inc.
As of March 31, 1999, the U.S. Government Money Market Fund owned securities of ABN-AMRO and Lehman Brothers, Inc. in the amounts of $20,000,000 and $28,564,000 respectively.

     During the fiscal year ended March 31, 1999, the U.S. Government Select Money Market Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the California Municipal Money Market Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the U.S. Government Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the Intermediate Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999; the Florida Intermediate Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the California Tax-Exempt Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the International Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the High Yield Municipal Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the High Yield Fixed Income Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the Income Equity Fund did not acquire or sell securities of its regular broker-dealers.

      During the fiscal year ended March 31, 1999, the Stock Index Fund acquired or sold securities of Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and Bear Stearns Co., Inc. As of March 31, 1999, the Stock Index Fund owned securities of Merrill Lynch & Co., Inc., Morgan Stanley Dean Witter & Co. and Bear Stearns Co., Inc. in the amount of $478,000, $884,000 and $75,000.

     During the fiscal year ended March 31, 1999, the Growth Equity Fund acquired or sold securities of Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. As of March 31, 1999, the Growth Equity Fund owned securities of Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. in the amount of $3,997,000 and $3,898,000.

     During the fiscal year ended March 31, 1999, the Select Equity Fund acquired or sold securities of Merrill Lynch & Co. and Morgan Stanley Dean Witter & Co., Inc. As of March 31, 1999, the Select Equity Fund owned securities of Merrill Lynch & Co., Inc. and Morgan Stanley Dean Witter & Co. in the amount of $619,000 and $1,699,000.

     During the fiscal year ended March 31, 1999, the Mid Cap Growth Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the Small Cap Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999, the International Growth Equity Fund acquired or sold securities of Deutsche Bank and Societe Generale Securities. As of March 31, 1999 the International Growth Equity Fund owned securities of Deutsche Bank and Societe Generale Securities in the amount of $2,109,000 and $2,690,000.

     During the fiscal year ended March 31, 1999, the International Select Equity Fund did not acquire or sell securities of its regular broker-dealers

     During the fiscal year ended March 31, 1999, the Technology Fund did not acquire or sell securities of its regular broker-dealers.

     During the fiscal year ended March 31, 1999 the Small Cap Index Fund, Small Cap Growth Fund, Short-Intermediate U.S. Government Fund, California Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and MarketCommand Fund had not yet commenced operations.

     During the fiscal year ending March 31, 1999, Northern Funds directed brokerage transactions to brokers because of research services provided. The amount of such transactions and related commissions were as follows: for the Income Equity Fund, $65,524,789 in research commission transactions and $30,231 in research commissions; for the Stock Index Fund, $32,559,925 in research commission transactions and $12,014 in research commissions; for the Growth Equity Fund, $242,523,742 in research commission transactions and $239,086 in research commissions; for the Select Equity Fund, $112,947,776 in research commission transactions and $94,548 in research commissions; for the Mid Cap Growth Fund, $79,512,853 in research commission transactions and $37,383 in research commissions; for the Small Cap Fund, $19,684,916 in research commission transactions and $17,506 in research commissions; for the International Growth Equity Fund, $405,230,730 in research commission transactions and $1,067,083 in research commissions; for the International Select Equity Fund, $196,523,961 in research commission transactions and $573,230 in research commissions; and for the Technology Fund, $227,815,831 in research commission transactions and $77,653 in research commissions.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Advisers believe such practice to be in the Funds' interests.

     Northern Trust's investment advisory duties for Northern Funds are carried out through its Trust Department. On occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts managed by it (including any other portfolio, investment company or account for which an Investment Adviser acts as adviser), the Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for such Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available with respect to common and preferred stocks and the best net price and execution with respect to other securities. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Fund or the amount of the securities that are able to be sold for the Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Agreement permits each Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser's opinion of the reliability and quality of the broker or dealer.

     The Advisory Agreement provides that the Investment Advisers may render similar services to others so long as their services under such Agreement are not impaired thereby. The Advisory Agreement also provides that Northern Funds will indemnify the Investment Advisers against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Agreement) or, in lieu thereof, contribute to resulting losses.

     From time to time, the Investment Advisers may voluntarily waive a portion or all of their fees otherwise payable to it with respect to the Funds.

     For the fiscal years or periods indicated, Northern Trust and NTQA received advisory fees, after fee waivers and reimbursements, as follows:


-------------------------------------------------------------------------------
                                                                  Fiscal Year
                                                                     Ended
                         Fiscal Year Ended   Fiscal Year Ended     March 31,
                        March 31, 1999<F1>  March 31, 1998<F2>     1997<F3>
-------------------------------------------------------------------------------
Money Market Fund               $15,349,562          $9,490,597      $5,197,260
-------------------------------------------------------------------------------
U.S. Government Money            $1,730,444          $1,364,316        $950,352
-------------------------------------------------------------------------------
Market Fund
-------------------------------------------------------------------------------
U.S. Government Select           $1,450,638            $673,956        $297,792
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Market           $8,162,930          $6,064,365      $4,796,468
Fund
-------------------------------------------------------------------------------
California Municipal             $1,091,368            $719,108        $494,616
Money Market Fund
-------------------------------------------------------------------------------
U.S. Government Fund             $1,895,842          $1,527,868      $1,199,667
-------------------------------------------------------------------------------
Intermediate Tax-Exempt          $2,242,387          $1,973,661      $1,741,679
Fund
-------------------------------------------------------------------------------
Florida Intermediate               $196,206            $125,977              $0
Tax-Exempt Fund
-------------------------------------------------------------------------------
Fixed Income Fund                $1,752,818          $1,105,332        $779,240
-------------------------------------------------------------------------------
Tax-Exempt Fund                  $1,365,071          $1,035,810        $874,423
-------------------------------------------------------------------------------
California Tax-Exempt              $404,924             $88,551             N/A
Fund
-------------------------------------------------------------------------------
International Fixed                $118,107            $129,287        $111,384
Income Fund
-------------------------------------------------------------------------------
High Yield Municipal                     $0                 N/A             N/A
Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                                  Fiscal Year
                                                                     Ended
                         Fiscal Year Ended   Fiscal Year Ended     March 31,
                        March 31, 1999<F1>  March 31, 1998<F2>     1997<F3>
-------------------------------------------------------------------------------
High Yield Fixed Income                  $0                 N/A             N/A
Fund
-------------------------------------------------------------------------------
Income Equity Fund                 $978,113            $818,335        $519,235
-------------------------------------------------------------------------------
Stock Index Fund<F4>               $490,454            $226,431              $0
-------------------------------------------------------------------------------
Growth Equity Fund               $4,529,273          $3,339,695      $2,267,044
-------------------------------------------------------------------------------
Select Equity Fund               $1,249,368            $802,297        $369,460
-------------------------------------------------------------------------------
Mid Cap Growth Fund                $216,101                 N/A             N/A
-------------------------------------------------------------------------------
Small Cap Fund<F4>               $2,669,690          $2,460,252      $1,468,705
-------------------------------------------------------------------------------
International Growth             $1,946,058          $1,756,185      $1,817,708
Equity Fund
-------------------------------------------------------------------------------
International Select             $1,195,310          $1,138,571      $1,111,449
Equity Fund
-------------------------------------------------------------------------------
Technology Fund                  $1,757,940            $754,963        $198,909
-------------------------------------------------------------------------------


<F1> The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds
     commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

<F2> The California Tax-Exempt Fund commenced operations on April 8, 1997.

<F3> The Florida Intermediate Tax-Exempt Fund commenced operations on August 15,
     1996; the Stock Index Fund commenced operations on October 7, 1996 and the Technology Fund commenced operations on April 1, 1996.

<F4> NTQA assumed investment advisory responsibilities for these Funds on April
     1, 1998.

     For the fiscal years or periods indicated, Northern Trust voluntarily waived and reimbursed advisory fees for each of the Funds as follows:


-------------------------------------------------------------------------------
                                Fiscal Year      Fiscal Year      Fiscal Year
                                   Ended            Ended            Ended
                                 March 31,        March 31,        March 31,
                                  1999<F1>         1998<F2>        1997<F3>
-------------------------------------------------------------------------------
Money Market Fund                   $7,674,790       $4,745,304      $2,622,157
-------------------------------------------------------------------------------
U.S. Government Money Market          $865,224         $682,159        $519,441
Fund
-------------------------------------------------------------------------------
U.S. Government Select Money          $725,320         $632,972        $419,570
Market Fund
-------------------------------------------------------------------------------
Municipal Money Market Fund         $4,081,471       $3,032,186      $2,417,444
-------------------------------------------------------------------------------
California Municipal Money            $545,685         $568,061        $497,282
Market Fund
-------------------------------------------------------------------------------
U.S. Government Fund                        $0               $0         $31,267
-------------------------------------------------------------------------------
Intermediate Tax-Exempt Fund          $160,168         $140,974        $153,096
-------------------------------------------------------------------------------
Florida Intermediate Tax-              $23,427          $26,197         $53,960
Exempt Fund
-------------------------------------------------------------------------------
Fixed Income Fund                           $0               $0         $36,750
-------------------------------------------------------------------------------
Tax-Exempt Fund                        $97,545          $73,985         $99,421
-------------------------------------------------------------------------------
California Tax-Exempt Fund             $28,923          $53,795             N/A
-------------------------------------------------------------------------------
International Fixed Income             $15,857          $10,037         $34,638
Fund
-------------------------------------------------------------------------------
High Yield Municipal Fund              $10,562              N/A             N/A
-------------------------------------------------------------------------------
High Yield Fixed Income Fund           $41,621              N/A             N/A
-------------------------------------------------------------------------------
Income Equity Fund                    $172,607         $144,411        $138,239
-------------------------------------------------------------------------------
Stock Index Fund<F4>                  $245,227         $117,685         $70,191
-------------------------------------------------------------------------------
Growth Equity Fund                    $799,277         $589,353        $440,662
-------------------------------------------------------------------------------
Select Equity Fund                    $514,443         $330,356        $209,152
-------------------------------------------------------------------------------
Mid Cap Growth Fund                    $93,569              N/A             N/A
-------------------------------------------------------------------------------
Small Cap Fund<F4>                  $1,099,279       $1,013,041        $639,770
-------------------------------------------------------------------------------
International Growth Equity           $389,208         $351,234        $368,198
Fund
-------------------------------------------------------------------------------
International Select Equity           $239,060         $227,712        $225,196
Fund
-------------------------------------------------------------------------------
Technology Fund                       $351,585         $150,991         $89,958
-------------------------------------------------------------------------------


<F1> The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds
     commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

<F2> The California Tax-Exempt Fund commenced operations on April 8, 1997.

<F3> The Florida Intermediate Tax-Exempt Fund commenced operations on August 15,
     1996; the Stock Index Fund commenced operations on October 7, 1996 and the Technology Fund commenced operations on April 1, 1996.

<F4> NTQA assumed investment advisory responsibilities for these Funds on April
     1, 1998.

     Under its Transfer Agency Agreement with Northern Funds, Northern Trust has undertaken, among other things, to perform the following services: (1) answer shareholder inquiries and respond to requests for information regarding Northern Funds; (2) process purchase and redemption transactions; (3) establish and maintain shareholder accounts and subaccounts; (4) furnish confirmations in accordance with applicable law, and provide periodic account statements to each shareholder; (5) furnish proxy statements and proxies, annual and semi-annual financial statements, and dividend, distribution and tax notices to shareholders; (6) act as income disbursing agent; and (7) maintain appropriate records relating to its services. Northern Trust may appoint one or more sub-transfer agents in the performance of its services.

     As compensation for the services rendered by Northern Trust under the Transfer Agency Agreement and the assumption by Northern Trust of related expenses, Northern Trust is entitled to a fee from Northern Funds, payable monthly, at an annual rate of .10% of the average daily net asset value of each of the Funds.

     For the fiscal years or periods indicated, the amount of transfer agency fees incurred by each of the Funds was as follows:


-------------------------------------------------------------------------------
                       Fiscal Year Ended Fiscal Year Ended Fiscal Year Ended March 31, 1999<F1> March 31, 1998<F2> March 31, 1997<F3>
-------------------------------------------------------------------------------
Money Market Fund              $3,837,356         $2,372,628        $1,299,295
-------------------------------------------------------------------------------
U.S. Government Money            $432,607           $341,076          $244,185
Market Fund
-------------------------------------------------------------------------------
U.S. Government Select           $362,656           $217,819          $119,115
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Market         $2,040,714         $1,516,077        $1,199,098
Fund
-------------------------------------------------------------------------------
California Municipal             $272,840           $214,526          $164,871
Money Market Fund
-------------------------------------------------------------------------------
U.S. Government Fund             $252,777           $203,714          $164,123
-------------------------------------------------------------------------------
Intermediate Tax-Exemp           $320,338           $281,949          $251,858
Fund
-------------------------------------------------------------------------------
Florida Intermediate              $29,284            $20,290            $6,302
Tax-Exempt Fund
-------------------------------------------------------------------------------
Fixed Income Fund                $233,707           $147,377          $108,797
-------------------------------------------------------------------------------
Tax-Exempt Fund                  $195,008           $147,971          $129,549
-------------------------------------------------------------------------------
California Tax-Exempt             $57,846            $18,926               N/A
Fund
-------------------------------------------------------------------------------
International Fixed               $14,885            $15,480           $16,224
Income Fund
-------------------------------------------------------------------------------
High Yield Municipal               $1,408                N/A               N/A
Fund
-------------------------------------------------------------------------------
High Yield Fixed Incom             $5,549                N/A               N/A
Fund
-------------------------------------------------------------------------------
Income Equity Fund               $115,071            $96,274           $65,560
-------------------------------------------------------------------------------
Stock Index Fund                 $122,613            $57,352            $8,670
-------------------------------------------------------------------------------
Growth Equity Fund               $532,850           $392,901          $270,025
-------------------------------------------------------------------------------
Select Equity Fund               $146,983            $94,387           $48,045
-------------------------------------------------------------------------------
Mid Cap Growth Fund               $30,967                N/A               N/A
-------------------------------------------------------------------------------
Small Cap Fund                   $314,078           $289,438          $175,244
-------------------------------------------------------------------------------
International Growth             $194,604           $175,617          $181,765
Equity Fund
-------------------------------------------------------------------------------
International Select             $119,530           $113,856          $111,143
Equity Fund
-------------------------------------------------------------------------------
Technology Fund                  $175,792            $75,496           $23,916
-------------------------------------------------------------------------------


<F1> The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds
     commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

<F2> The California Tax-Exempt Fund commenced operations on April 8, 1997.

<F3> The Florida Intermediate Tax-Exempt Fund commenced operations on August 15,
     1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

     Northern Trust maintains custody of the assets of the Funds (other than the International Funds) pursuant to the terms of its Custodian Agreement with Northern Funds. Northern Trust maintains custody of the assets of the International Funds pursuant to the terms of its Foreign Custody Agreement with Northern Funds. Under each of these agreements, Northern Trust (l) holds each Fund's cash and securities, (2) maintains such cash and securities in separate accounts in the name of the Fund, (3) makes receipts and disbursements of funds on behalf of the Fund, (4) receives, delivers and releases securities on behalf of the Fund, (5) collects and receives all income, principal and other payments in respect of the Fund's investments held by Northern Trust under the agreement, and (6) maintains the accounting records of Northern Funds. Northern Trust may employ one or more subcustodians under the Custody Agreement, provided that Northern Trust shall, subject to certain monitoring responsibilities, have no more responsibility or liability to Northern Funds on account of any action or omission of any subcustodian so employed than such subcustodian has to Northern Trust and that the responsibility or liability of the subcustodian to Northern Trust shall conform to the resolution of the Trustees of Northern Funds authorizing the appointment of the particular subcustodian. Northern Trust may also appoint an agent to carry out such of the provisions of the Custody Agreement as Northern Trust may from time to time direct. Under its Foreign Custody Agreement, Northern Trust has entered into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the International Funds' foreign securities.

     As compensation for the services rendered to each Fund (other than the International Funds) under the Custodian Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of the Funds as follows: (a) a basic custodial fee of (i) $18,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $100 million, plus (b) a basic accounting fee of (i) $25,000 annually for each Fund, plus (ii) 1/100th of 1% annually of each Fund's average daily net assets to the extent they exceed $50 million, plus (c) a fixed dollar fee for each trade in portfolio securities, plus (d) a fixed dollar fee for each time that Northern Trust as Custodian receives or transmits funds via wire, plus (e) reimbursement of expenses incurred by Northern Trust as Custodian for telephone, postage, courier fees, office supplies and duplicating. The fees referred to in clauses (c) and (d) are subject to annual upward adjustments based on increases in the Consumer Price Index for All Urban Consumers, provided that Northern Trust may permanently or temporarily waive all or any portion of any upward adjustment.

     As compensation for the services rendered to the International Funds under the Foreign Custody Agreement, and the assumption by Northern Trust of certain related expenses, Northern Trust is entitled to payment from each of those Funds as follows: (i) $35,000 annually for each Fund, plus (ii) 9/100th of 1% annually of each Fund's average daily net assets, plus (iii) reimbursement for fees incurred by Northern Trust as foreign Custodian for telephone, postage, courier fees, office supplies and duplicating. As compensation for basic accounting services rendered to the International Funds by Northern Trust, Northern Trust is entitled to receive $25,000 for the first $50 million of each of those Fund's average daily net assets and 1/100th of 1% of each Fund's average daily net assets in excess of $50 million.

     Northern's fees under the Custodian Agreement and Foreign Custody Agreement are subject to reduction based on the Funds' daily uninvested cash balances (if any).


     For the fiscal years or periods indicated, the amount of custody and fund accounting fees incurred by each of the Funds was as follows:


-------------------------------------------------------------------------------
                        Fiscal Year Ended  Fiscal Year Ended  Fiscal Year Ended
                       March 31, 1999<F1> March 31, 1998<F2> March 31, 1997<F3>
-------------------------------------------------------------------------------
Money Market Fund                $844,081           $540,182          $319,698
-------------------------------------------------------------------------------
U.S. Government Money            $136,794           $114,701           $90,285
Market Fund
-------------------------------------------------------------------------------
U.S. Government Select           $110,597            $79,062           $61,237
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Market           $478,551           $358,220          $280,150
Fund
-------------------------------------------------------------------------------
California Municipal             $100,159            $86,643           $72,486
Money Market Fund
-------------------------------------------------------------------------------
U.S. Government Fund              $85,772            $72,223           $65,101
-------------------------------------------------------------------------------
Intermediate Tax-Exempt          $103,042            $91,127           $87,303
Fund
-------------------------------------------------------------------------------
Florida Intermediate              $48,986            $46,979           $31,173
Tax-Exempt Fund
-------------------------------------------------------------------------------
Fixed Income Fund                 $84,111            $64,094           $57,834
-------------------------------------------------------------------------------
Tax-Exempt Fund                   $78,492            $64,384           $60,461
-------------------------------------------------------------------------------
California Tax-Exempt             $50,725            $48,223               N/A
Fund
-------------------------------------------------------------------------------
International Fixed               $77,396            $74,075           $75,592
Income Fund
-------------------------------------------------------------------------------
High Yield Municipal              $14,132                N/A               N/A
Fund
-------------------------------------------------------------------------------
High Yield Fixed Income           $14,132                N/A               N/A
Fund
-------------------------------------------------------------------------------
Income Equity Fund                $61,425            $56,325           $54,136
-------------------------------------------------------------------------------
Stock Index Fund                 $122,803           $133,408           $64,425
-------------------------------------------------------------------------------
Growth Equity Fund               $143,431           $115,833           $92,102
-------------------------------------------------------------------------------
Select Equity Fund                $72,051            $60,090           $51,726
-------------------------------------------------------------------------------
Mid Cap Growth Fund               $44,274                N/A               N/A
-------------------------------------------------------------------------------
Small Cap Fund                   $141,187           $136,631           $88,231
-------------------------------------------------------------------------------
International Growth             $257,479           $228,550          $239,257
Equity Fund
-------------------------------------------------------------------------------
International Select             $182,139           $167,301          $168,250
Equity Fund
-------------------------------------------------------------------------------
Technology Fund                   $78,748            $55,245           $63,987
-------------------------------------------------------------------------------


<F1> The High Yield Municipal, High Yield Fixed Income, and Mid Cap Growth Funds
     commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

<F2> The California Tax-Exempt Fund commenced operations on April 8, 1997.

<F3> The Florida Intermediate Tax-Exempt Fund commenced operations on August 15,
     1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

     Unless sooner terminated, Northern Funds' Advisory Agreement, Transfer Agency Agreement, Custodian Agreement and Foreign Custody Agreement will continue in effect with respect to a particular Fund until March 31, 2000, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons" (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval and (b) by the Trustees or by the vote of a majority of the outstanding shares of the Fund (as defined under "Description of Shares"). Each agreement is terminable at any time without penalty by Northern Funds (by specified Trustee or shareholder action) on 60 days' written notice to Northern Trust (or NTQA) and by Northern Trust (or NTQA) on 60 days' written notice to Northern Funds.


     Northern Trust is active as an underwriter of municipal instruments. Under the 1940 Act, the Funds are precluded, subject to certain exceptions, from purchasing in the primary market those municipal instruments with respect to which Northern Trust is serving as a principal underwriter. In the opinion of Northern Trust, this limitation will not significantly affect the ability of the Funds to pursue their respective investment objectives.

     In the Advisory Agreement, Northern Trust agrees that the name "Northern" may be used in connection with Northern Funds' business on a royalty-free basis. Northern Trust has reserved to itself the right to grant the non-exclusive right to use the name "Northern" to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, Northern Funds will cease using the name "Northern."

CO-ADMINISTRATORS AND DISTRIBUTOR

     Northern Trust and PFPC, 4400 Computer Drive, Westborough, Massachusetts 01581, act as co-administrators for the Funds under a Co-Administration Agreement with Northern Funds. Subject to the general supervision of Northern Funds' Board of Trustees, Northern Trust and PFPC (the "Co-Administrators") provide supervision of all aspects of Northern Funds' non-investment advisory operations and perform various corporate secretarial, treasury and blue sky services, including but not limited to: (a) maintaining office facilities and furnishing corporate officers for Northern Funds; (b) furnishing data processing services, clerical services, and executive and administrative services and standard stationery and office supplies; (c) performing all functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of Northern Funds' bills, preparing monthly reconciliation of Northern Funds' expense records, updating projections of annual expenses, preparing materials for review by the Board of Trustees and compliance testing;
(d) preparing and submitting reports to Northern Funds' shareholders and the SEC; (e) preparing and printing financial statements; (f) preparing monthly Fund profile reports; (g) preparing and filing Northern Funds' federal and state tax returns (other than those required to be filed by Northern Funds' custodian and transfer agent) and providing shareholder tax information to Northern Funds' transfer agent; (h) assisting in marketing strategy and product development; (i) performing oversight/management responsibilities, such as the supervision and coordination of certain of Northern Funds' service providers; (j) effecting and maintaining, as the case may be, the registration of shares of Northern Funds for sale under the securities laws of various jurisdictions; (k) assisting in maintaining corporate records and good standing status of Northern Funds in its state of organization; and (l) monitoring Northern Funds' arrangements with respect to services provided by Service Organizations to their customers who are the beneficial owners of shares.

     Subject to the limitations described below, as compensation for their administrative services and the assumption of related expenses, the Co-Administrators are entitled to a fee from each Fund, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of each Fund.

     Prior to October 1, 1999, Sunstone Financial Group, Inc., 207 E. Buffalo Street, Milwaukee, Wisconsin 53202 acted as Northern Funds' administrator pursuant to an administration agreement substantially similar to the Co-Administration Agreement currently in effect with Northern Trust and PFPC.

      For the fiscal years or periods indicated, Sunstone received, after waivers, administrative fees as follows:


-------------------------------------------------------------------------------
                       Fiscal Year Ended  Fiscal Year Ended  Fiscal Year Ended
                      March 31, 1999<F1> March 31, 1998<F2> March 31, 1997<F3>
-------------------------------------------------------------------------------
Money Market Fund              $2,447,894        $1,186,568         $1,164,584
-------------------------------------------------------------------------------
U.S. Government Money            $294,367          $217,652           $218,281
Market Fund
-------------------------------------------------------------------------------
U.S. Government Selec            $226,085          $124,207            $23,962
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Marke          $1,339,727          $929,212         $1,075,662
Fund
-------------------------------------------------------------------------------
California Municipal             $176,849          $131,467            $81,496
Money Market Fund
-------------------------------------------------------------------------------
U.S. Government Fund             $171,664          $124,997           $195,647
-------------------------------------------------------------------------------
Intermediate Tax-                $215,890          $178,379           $301,417
Exempt Fund
-------------------------------------------------------------------------------
Florida Intermediate              $17,638           $11,284             $7,174
Tax-Exempt Fund
-------------------------------------------------------------------------------
Fixed Income Fund                $154,709           $85,293           $129,589
-------------------------------------------------------------------------------
Tax-Exempt Fund                  $128,048           $92,041           $154,841
-------------------------------------------------------------------------------
California Tax-Exempt             $35,426            $6,684                N/A
Fund
-------------------------------------------------------------------------------
International Fixed               $10,053           $10,534            $19,435
Income Fund
-------------------------------------------------------------------------------
High Yield Municipal                 $708               N/A                N/A
Fund
-------------------------------------------------------------------------------
High Yield Fixed                   $2,958               N/A                N/A
Income Fund
-------------------------------------------------------------------------------
Income Equity Fund                $78,886           $57,142            $77,746
-------------------------------------------------------------------------------
Stock Index Fund                  $77,739           $30,318             $9,252
-------------------------------------------------------------------------------
Growth Equity Fund               $349,439          $235,526           $320,662
-------------------------------------------------------------------------------
Select Equity Fund                $94,686           $53,548            $56,368
-------------------------------------------------------------------------------
Mid Cap Growth Fund               $14,391               N/A                N/A
-------------------------------------------------------------------------------
Small Cap Fund                   $224,567          $157,708           $208,264
-------------------------------------------------------------------------------
International Growth             $132,079          $115,012           $219,176
Equity Fund
-------------------------------------------------------------------------------
International Select              $82,930           $74,312           $133,479
Equity Fund
-------------------------------------------------------------------------------
Technology Fund                   $87,044           $41,187            $27,287
-------------------------------------------------------------------------------

<F1> The High Yield Municipal Fund, High Yield Fixed Income, and Mid Cap Growth
     Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

<F2> The California Tax-Exempt Fund commenced operations on April 8, 1997.

<F3> The Florida Intermediate Tax-Exempt Fund commenced operations on August 15,
     1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

     For the fiscal years or periods indicated, Sunstone waived administrative fees with respect to each Fund as follows:


-------------------------------------------------------------------------------
                         Fiscal Year Ended  Fiscal Year Ended Fiscal Year Ended
                        March 31, 1999<F1> March 31, 1998<F2> March 31, 1997<F3>
-------------------------------------------------------------------------------
Money Market Fund              $3,308,194         $2,372,408          $790,270
-------------------------------------------------------------------------------
U.S. Government Money            $354,550           $293,967          $149,167
Market Fund
-------------------------------------------------------------------------------
U.S. Government Select           $317,904           $202,525          $155,378
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Market         $1,721,373         $1,344,926          $727,816
Fund
-------------------------------------------------------------------------------
California Municipal Mone        $232,414           $244,331          $166,479
Market Fund
-------------------------------------------------------------------------------
U.S. Government Fund             $207,505           $180,577           $51,170
-------------------------------------------------------------------------------
Intermediate Tax-Exempt          $264,621           $244,548           $77,538
Fund
-------------------------------------------------------------------------------
Florida Intermediate Tax-         $26,288            $19,151            $2,308
Exempt Fund
-------------------------------------------------------------------------------
Fixed Income Fund                $195,856           $135,774           $34,026
-------------------------------------------------------------------------------
Tax-Exempt Fund                  $164,475           $129,918           $39,928
-------------------------------------------------------------------------------
California Tax-Exempt Fun         $51,343            $21,785               N/A
-------------------------------------------------------------------------------
International Fixed Incom         $12,274            $12,687            $4,953
Fund
-------------------------------------------------------------------------------
High Yield Municipal Fund          $1,405                N/A               N/A
-------------------------------------------------------------------------------
High Yield Fixed Income            $5,367                N/A               N/A
Fund
-------------------------------------------------------------------------------
Income Equity Fund                $93,722            $87,270           $20,875
-------------------------------------------------------------------------------
Stock Index                      $106,182            $55,711            $3,836
-------------------------------------------------------------------------------
Growth Equity Fund               $449,843           $353,831           $85,494
-------------------------------------------------------------------------------
Select Equity Fund               $125,790            $88,034           $15,958
-------------------------------------------------------------------------------
Mid Cap Growth Fund               $32,060                N/A               N/A
-------------------------------------------------------------------------------
Small Cap Fund                   $246,554           $276,453           $55,295
-------------------------------------------------------------------------------
International Growth             $159,830           $148,415           $54,062
Equity Fund
-------------------------------------------------------------------------------
International Select              $96,366            $96,473           $33,602
Equity Fund
-------------------------------------------------------------------------------
Technology Fund                  $176,646            $72,057            $8,821
-------------------------------------------------------------------------------

<F1> The High Yield Municipal Fund, High Yield Fixed Income, and Mid Cap Growth
     Funds commenced operations on December 31, 1998, December 31, 1998, and March 31, 1998, respectively.

<F2> The California Tax-Exempt Fund commenced operations on April 8, 1997.

<F3> The Florida Intermediate Tax-Exempt Fund commenced operations on August 15,
     1996; the Stock Index Fund commenced operations on October 7, 1996; and the Technology Fund commenced operations on April 1, 1996.

     Unless sooner terminated, the Co-Administration Agreement will continue in effect until September 30, 2001, and thereafter for successive one-year terms with respect to each Fund, provided that the Agreement is approved annually (1) by the Board of Trustees or (2) by the vote of a majority of the outstanding shares of such Fund (as defined below under "Description of Shares"), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the Agreement and who are not interested persons (as defined in the 1940 Act) of any party thereto, by vote cast in person at a meeting called for the purpose of voting on such approval. The Co-Administration Agreement is terminable at any time after September 30, 2001 without penalty by Northern Funds on at least 60 days written notice to the Co-Administrators.
Each Co-Administrator may terminate the Co-Administration Agreement with respect to itself at any time after September 30, 2001 without penalty on at least 60 days written notice to Northern Funds and the other Co-Administrator.

     Northern Funds may terminate the Co-Administration Agreement prior to September 30, 2001 in the event that Northern Funds or its shareholders incur damages in excess of $100,000 as a result of the willful misfeasance, bad faith or negligence of the Co-Administrators, or the reckless disregard of their duties under the Agreement. Northern Funds may also terminate the Co-Administration Agreement prior to September 30, 2001 in the event that the Co-Administrators fail to meet one of the performance standards set forth in the Agreement.

     Northern Funds has also entered into a Distribution Agreement under which Northern Funds Distributors, LLC, as agent, sells shares of each Fund on a continuous basis. Northern Funds Distributors, LLC pays the cost of printing and distributing prospectuses to persons who are not shareholders of Northern Funds (excluding preparation and typesetting expenses) and of certain other distribution efforts. No compensation is payable by Northern Funds to Northern Funds Distributors, LLC for such distribution services. Northern Funds Distributors, LLC is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). PDI, based in West Conshohocken, Pennsylvania, is an independently owned and operated broker-dealer.

     The Co-Administration Agreement provides that the Co-Administrators may render similar services to others so long as their services under such Agreement are not impaired thereby. The Co-Administration Agreement also provides that Northern Funds will indemnify each Co-Administrator against all claims except those resulting from the willful misfeasance, bad faith or negligence of such Co-Administrator, or the Co-Administrator's breach of confidentiality. The Distribution Agreement provides that Northern Funds will indemnify Northern Funds Distributors, LLC against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to Northern Funds by Northern Funds Distributors, LLC, or those resulting from the willful misfeasance, bad faith or negligence of Northern Funds Distributors, LLC, or Northern Funds Distributors, LLC's breach of confidentiality.

     Under a Service Mark License Agreement with Northern Funds Distributors, LLC, Northern Trust Corporation agrees that the name "Northern Funds" may be used in connection with Northern Funds' business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name "Northern Funds" to any other person. The Agreement provides that at such time as the Agreement is no longer in effect, Northern Funds Distributors, LLC will cease using the name "Northern Funds."

SERVICE ORGANIZATIONS

     As stated in the Funds' Prospectus, the Funds may enter into agreements from time to time with Service Organizations providing for support and/or distribution services to customers of the Service Organizations who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay Service Organizations up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by their customers. Support services provided by Service Organizations under their agreements may include:
(a) processing dividend and distribution payments from a Fund; (b) providing information periodically to customers showing their share positions; (c) arranging for bank wires; (d) responding to customer inquiries; (e) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for subaccounting; (f) forwarding shareholder communications; (g) assisting in processing share purchase, exchange and redemption requests from customers; (h) assisting customers in changing dividend options, account designations and addresses; and (i) other similar services requested by the Funds. In addition, Service Organizations may provide assistance (such as the forwarding of sales literature and advertising to their customers) in connection with the distribution of Fund shares.

     The Funds' arrangements with Service Organizations under the agreements are governed by two Plans (a Service Plan and a Distribution and Service Plan), which have been adopted by the Board of Trustees. Because the Distribution and Service Plan contemplates the provision of services related to the distribution of Fund shares (in addition to support services), that Plan has been adopted in accordance with Rule 12b-1 under the 1940 Act. In accordance with the Plans, the Board of Trustees reviews, at least quarterly, a written report of the amounts expended in connection with the Funds' arrangements with Service Organizations and the purposes for which the expenditures were made. In addition, the Funds' arrangements with Service Organizations must be approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees believes that there is a reasonable likelihood that their arrangements with Service Organizations will benefit each Fund and its shareholders. Any material amendment to the arrangements with Service Organizations under the agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees), and any amendment to increase materially the costs under the Distribution and Service Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund involved. So long as the Distribution and Service Plan is in effect, the selection and nomination of the members of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Northern Funds will be committed to the discretion of such disinterested Trustees.

     For the fiscal period ended March 31, 1999, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Stock Index Fund, Select Equity Fund, Small Cap Fund, International Growth Equity Fund, International Select Equity Fund and Technology Fund paid fees of $25,567, $29,542, $146, $37, $37, $73, $110, $957, $37 and $2,103, respectively, under the Service Plan.  No other Funds paid fees under either Plan.

     For the fiscal period ended March 31, 1998, the Money Market Fund, U.S. Government Money Market Fund, Income Equity Fund, Growth Equity Fund, Select Equity Fund, Small Cap Fund, International Select Equity Fund and Technology Fund paid fees of $107, $40,296, $181, $145, $440, $368, $78 and $449, respectively, under the Service Plan.  No other Funds paid fees under either
Plan.

     For the fiscal period ended March 31, 1997, the Municipal Money Market Fund and the U.S. Government Money Market Fund paid fees of $98 and $59,754, respectively, under the Service Plan. No other Funds paid fees under either Plan.

COUNSEL AND AUDITORS

     Drinker Biddle & Reath LLP, with offices at One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, serve as counsel to Northern Funds.

     Arthur Andersen LLP, independent accountants, 33 West Monroe Street, Chicago, Illinois 60603-5385 serve as auditors for Northern Funds. The financial statements dated March 31, 1999, incorporated by reference into this Additional Statement have been incorporated in reliance on the report of Arthur Andersen LLP given on the authority of said firm as experts in auditing and accounting.

IN-KIND PURCHASES AND REDEMPTIONS

     Payment for shares of a Fund may, in the discretion of Northern Trust, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment, contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; and that adequate information be provided concerning the basis and other tax matters relating to the securities.

     Although each Fund generally will redeem shares in cash, each Fund reserves the right to pay redemptions by a distribution in-kind of securities (instead of cash) from such Fund. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating the Fund's net asset value per share. If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption.

AUTOMATIC INVESTING PLAN

     The Automatic Investing Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems shares at a price which is lower than their purchase price. An investor may want to consider his or her financial ability to continue purchases through periods of low price levels.

DIRECTED REINVESTMENTS

     In addition to having your income dividends and/or capital gains distributions reinvested in shares of the Fund from which such distributions are paid, you may elect the directed reinvestment option and have dividends and capital gains distributions automatically invested in another Northern Fund. Reinvestments can only be directed to an existing Northern Funds account (which must meet the minimum investment requirement). Directed reinvestments may be used to invest funds from a regular account to another regular account, from a qualified plan account to another qualified plan account, or from a qualified plan account to a regular account. Directed reinvestments from a qualified plan account to a regular account may have adverse tax consequences including imposition of a penalty tax and, therefore, you should consult your own tax adviser before commencing these transactions.

REDEMPTIONS AND EXCHANGES

     Exchange requests received on a Business Day prior to the time shares of the Funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined coincident to or after the time of redemption. Exchange requests received on a Business Day after the time shares of the Funds involved in the request are priced will be processed on the next Business Day in the manner described above.

     Northern Funds may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Funds' Prospectus from time to time. Northern Funds reserves the right on 60 days' written notice, to redeem the shares held in any account if at the time of redemption, the net asset value of the remaining shares in the account falls below $1,000. Such involuntary redemptions will not be made if the value of shares in an account falls below the minimum solely because of a decline in the Fund's net asset value. Northern Funds may also redeem shares involuntarily if the redemption is appropriate to carry out Northern Funds' responsibilities under the 1940 Act (see, e.g.,
"Amortized Cost Valuation").                                        ----

RETIREMENT PLANS

     Shares of the Funds may be purchased in connection with certain tax-sheltered retirement plans, including profit-sharing plans, 401(k) plans, money purchase pension plans, target benefit plans and individual retirement accounts. Further information about how to participate in these plans, the fees charged and the limits on contributions can be obtained from Northern Trust. To invest through any of the tax-sheltered retirement plans, please call Northern Trust for information and the required separate application. To determine whether the benefits of a tax-sheltered retirement plan are available and/or appropriate, a shareholder should consult with a tax adviser.

EXPENSES

     Except as set forth above and in this Additional Statement, each Fund is responsible for the payment of its expenses. These expenses include, without limitation, the fees and expenses payable to Northern Trust and PFPC, brokerage fees and commissions, fees for the registration or qualification of Fund shares under federal or state securities laws, expenses of the organization of Northern Funds, taxes, interest, costs of liability insurance, fidelity bonds, indemnification or contribution, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against Northern Funds for violation of any law, legal, tax and auditing fees and expenses, expenses of preparing and printing prospectuses, statements of additional information, proxy materials, reports and notices and the printing and distributing of the same to the Funds' shareholders and regulatory authorities, compensation and expenses of its Trustees, payments to Service Organizations, fees of industry organizations such as the Investment Company Institute, and miscellaneous and extraordinary expenses incurred by Northern Funds.

     Northern Trust and PFPC, intend to voluntarily reimburse a portion of the Funds' expenses and/or reduce their advisory and co-administrative fees from the Funds during the current fiscal year. The result of these reimbursements and fee reductions will be to increase the performance of the Funds during the periods for which the reductions and reimbursements are made.


                           PERFORMANCE INFORMATION

MONEY MARKET FUNDS

     From time to time Northern Funds may advertise quotations of "yields" and "effective yields" with respect to each Money Market Fund, and the Municipal Money Market Fund, Tax-Exempt Money Market Fund and the California Municipal Money Market Fund may advertise their "tax-equivalent yields" and "tax-equivalent effective yields." These yield figures will fluctuate, are based on historical earnings and are not intended to indicate future performance. "Yield" refers to the net investment income generated by an investment in the Fund over a seven-day period identified in the advertisement. This net investment income is then "annualized." That is, the amount of net investment income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

     In arriving at quotations as to "yield," Northern Funds first determines the net change during the period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, then divides such net change by the value of the account at the beginning of the period to obtain the base period return, and then multiplies the base period return by 365/7.

     "Effective yield" is calculated similarly but, when annualized, the net investment income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "effective yield" with respect to the shares of a Money Market Fund is computed by adding 1 to the base period return (calculated as above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     The "tax-equivalent yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield. It is calculated by taking that portion of the seven-day "yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent current yield" will always be higher than the Fund's yield.

     "Tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield by 1 minus a stated income tax rate and then adding the quotient to the taxable portion of the yield, if any. There may be more than one tax-equivalent yield if more than one stated income tax rate is used.

     The "tax-equivalent effective yield" demonstrates the level of taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free effective yield. It is calculated by taking that portion of the seven-day "effective yield" which is tax-exempt and adjusting it to reflect the tax savings associated with a stated tax rate. The "tax-equivalent effective yield" will always be higher than the Fund's effective yield.

     "Tax-equivalent effective yield" is computed by dividing the tax-exempt portion of the effective yield by 1 minus a stated income tax-rate, and then adding the quotient to the taxable portion of the effective yield, if any. There may be more than one tax-equivalent effective yield, if more than one stated income tax rate is used.

     The annualized yield of each Money Market Fund for the seven-day period ended March 31, 1999 was as follows<F1>:

-------------------------------------------------------------------------------
                                    Effective  Tax-Equivalent Tax-Equivalent
                           Yield      Yield        Yield       Effective Yield
-------------------------------------------------------------------------------
Money Market Fund          4.97%      5.09%        7.20%            7.38%
-------------------------------------------------------------------------------
U.S. Government Money      4.82%      4.93%        6.99%            7.14%
Market Fund
-------------------------------------------------------------------------------
U.S. Government Select     4.70%      4.81%        6.81%            6.97%
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Market     3.16%      3.21%        4.58%            4.65%
Fund
-------------------------------------------------------------------------------
California Municipal       2.95%      2.99%        4.28%            4.33%
Money Market Fund
-------------------------------------------------------------------------------

<F1> An income tax rate of 31% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield.

     The information set forth in the foregoing table reflects certain fee reductions and expense limitations. See "Additional Trust Information _ Investment Adviser, Transfer Agent and Custodian" and "Co-Administrators and Distributor." In the absence of such fee reductions and expense limitations, the annualized yield of each Fund for the same seven-day period would have been as follows<F1>:
-------------------------------------------------------------------------------
                                    Effective   Tax-Equivalent  Tax-Equivalent
                           Yield      Yield          Yield      Effective Yield
-------------------------------------------------------------------------------
Money Market Fund          4.77%      4.89%          6.91%           7.09%
-------------------------------------------------------------------------------
U.S. Government Money      4.62%      4.73%          6.70%           6.86%
Market Fund
-------------------------------------------------------------------------------
U.S. Government Select     4.50%      4.61%          6.52%           6.68%
Money Market Fund
-------------------------------------------------------------------------------
Municipal Money Market     2.96%      3.01%          4.29%           4.36%
Fund
-------------------------------------------------------------------------------
California Municipal       2.75%      2.79%          3.99%           4.04%
Money Market Fund
-------------------------------------------------------------------------------

<F1> An income tax rate of 31% is used in the calculation of tax-equivalent yield and tax-equivalent effective yield.

     A Money Market Fund may also quote, from time to time, total return information using the formula described in the following section.

NON-MONEY MARKET FUNDS

     The Non-Money Market Funds calculate their total returns separately on an "average annual total return" basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in the Fund over the measuring period. Total returns for each Non-Money Market Fund may also be calculated on an "aggregate total return" basis for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return reflect changes in the price of the shares and assume that any dividends and capital gain distributions made by a Fund during the period are reinvested in the shares of the Fund. When considering average total return figures for periods longer than one year, it is important to note that the annual total return of a Fund for any one year in the period might have been more or less than the average for the entire period. The Non-Money Market Funds may also advertise from time to time the total return on a year-by-year or other basis for various specific periods by means of quotations, charts, graphs or schedules.

     A Non-Money Market Fund calculates its "average annual total return" by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                             1
                             n
                    T = (ERV)-1
                        ------
                          P

 Where:           T =    average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P =    hypothetical initial payment of $1,000; and

                  n =    period covered by the computation, expressed in years.

     A Non-Money Market Fund calculates its "aggregate total return" by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

               Aggregate Total Return =    T=[(ERV)]-1
                                              -----
                                                P

     The calculations set forth below are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.


                                                   FOR PERIODS ENDED MARCH 31, 1999

                              AVERAGE ANNUAL TOTAL RETURNS (%)            AGGREGATE TOTAL RETURNS (%)

                                                        SINCE                                    SINCE
                             1 YEAR  5 YEAR  10 YEAR  INCEPTION     1 YEAR   5 YEAR  10 YEAR   INCEPTION
                             ------  ------  -------  ---------     ------   ------  -------   ---------
U.S. GOVERNMENT FUND         6.01%   5.99%     N/A      5.99%        6.01%   33.74%    N/A       33.74%
(4/1/94 inception)

INTERMEDIATE TAX-EXEMPT FUND 4.88%   5.27%     N/A      5.27%        4.88%   29.28%    N/A       29.28%
(4/1/94 inception)

FLORIDA INTERMEDIATE TAX-    5.38%    N/A      N/A      6.28%        5.38%    N/A      N/A       17.36%
EXEMPT FUND
(8/15/96 inception)

FIXED INCOME FUND            5.18%   7.35%     N/A      7.35%        5.18%   42.55%    N/A       42.55%
(4/1/94 inception)

TAX-EXEMPT FUND              5.47%   6.73%     N/A      6.73%        5.47%   38.50%    N/A       38.50%
(4/1/94 inception)

CALIFORNIA TAX-EXEMPT FUND   6.20%    N/A      N/A      9.09%        6.20%    N/A      N/A       18.80%
(4/8/97 inception)

INTERNATIONAL FIXED INCOME   9.68%   6.78%     N/A      6.78%        9.68%   38.84%    N/A       38.84%
FUND
(4/1/94 inception)

INCOME EQUITY FUND           0.67%   13.18%    N/A     13.18%        0.67%   85.70%    N/A       85.70%
(4/1/94 inception)

STOCK INDEX FUND             17.78%   N/A      N/A     28.82%       17.78%    N/A      N/A       87.49%
(10/7/96 inception)

GROWTH EQUITY FUND           24.72%  22.54%    N/A     22.54%       24.72%  176.29%    N/A      176.29%
(4/1/94 inception)

SELECT EQUITY FUND           28.79%   N/A      N/A     24.90%       28.79%    N/A      N/A      203.19%
(4/6/94 inception)

                            (23.46)% 8.92%     N/A      8.92%      (23.46)%  53.32%    N/A       53.32%
SMALL CAP FUND
(4/1/94 inception)

INTERNATIONAL GROWTH EQUITY  13.04%  8.28%     N/A      8.28%       13.04%   48.82%    N/A       48.82%
FUND
(4/1/94 inception)

INTERNATIONAL SELECT EQUITY  9.16%    N/A      N/A      7.44%        9.16%    N/A      N/A       43.08%
FUND
(4/5/94 inception)

TECHNOLOGY FUND              79.97%   N/A      N/A     49.16%       79.97%    N/A      N/A      231.84%
(4/1/96 inception)

     The yield of a Non-Money Market Fund is computed based on the Fund's net income during a specified 30-day (or one month) period. More specifically, the Fund's yield is computed by dividing the per share net income during the relevant period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     A Non-Money Market Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the SEC for mutual funds:


                                a-b      6
                    Yield = 2[(----- +1)]-1
                                cd

Where:            a =    dividends and interest earned during the period;

                  b =    expenses accrued for the period (net of
                         reimbursements);

                  c = average daily number of shares outstanding during the period entitled to receive dividends; and

                  d = net asset value per share on the last day of the period.

     Based on the foregoing calculations, for the 30-day period ended March 31, 1999, the yields for the U.S. Government, Intermediate Tax-Exempt, Florida
Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California Tax-Exempt,
International Fixed Income, High Yield Municipal, High Yield Fixed Income and
Income Equity Funds, after fee waivers, were 4.77%, 3.26%, 3.42%, 5.20%, 3.84%,
3.77%, 2.55%, 3.26%, 7.43% and 2.83%, respectively. Also for the 30-day period ended March 31, 1999, the yields for the U.S. Government, Intermediate Tax-
Exempt, Florida Intermediate Tax-Exempt, Fixed Income, Tax-Exempt, California
Tax-Exempt, International Fixed Income, High Yield Municipal and High Yield
Fixed Income Funds, absent fee waivers, were 4.60%, 3.04%, 3.00%, 4.92%, 3.61%,
3.46%, 1.56%, (0.91)%, 6.24% and 2.45%, respectively.

     A Non-Money Market Fund's "tax-equivalent" yield is computed by:  (a)
dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b)
adding the quotient to that portion, if any, of the Fund's yield that is not exempt from federal income tax.  For the 30-day period ended March 31, 1999, and using a federal income tax rate of 31%, the 30-day tax-equivalent yields, after fee waivers, were 4.72%, 4.96%, 5.57%, 5.46% and 4.72% for the Intermediate Tax-
Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, California Tax-Exempt and
High Yield Municipal Funds, respectively.  Also, for the 30-day period ended
March 31, 1999, and using a federal income tax rate of 31%, the 30-day tax-
equivalent yields, absent fee waivers, were 4.41%, 4.35%, 5.23%, 5.01% and
(0.91)% for the Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-
Exempt, California Tax-Exempt and High Yield Municipal Funds, respectively.


GENERAL INFORMATION

     The performance information set forth above includes the reinvestment of dividends and distributions. Certain performance information set forth above reflects fee waivers in effect; in the absence of fee waivers, these performance figures would be reduced. Any fees imposed by Northern Trust, NTQA or other
Service Organizations on their customers in connection with investments in the Funds are not reflected in Northern Funds' calculations of performance for the Funds.

     Each Fund's performance will fluctuate, unlike bank deposits or other investments which pay a fixed yield for a stated period of time. Past performance is not necessarily indicative of future return. Actual performance will depend on such variables as portfolio quality, average portfolio maturity, the type of portfolio instruments acquired, changes in interest rates, portfolio expenses and other factors. Performance is one basis investors may use to analyze a Fund as compared to other funds and other investment vehicles.
However, performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods used in valuing their portfolio instruments, computing net asset value and determining performance.

     The performance of each Fund may be compared to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical
Services, Inc. or to the S&P 500 Index, the S&P MidCap 400 Index, the Russell
2000 or 1000 Small Stock Index, the Consumer Price Index or the Dow Jones
Industrial Average. In addition, performance of the U.S. Government and Fixed
Income Funds may be compared to the Lehman Brothers Government Bond Index (or its two components, the Treasury Bond Index and Agency Bond Index), the Lehman
Brothers Corporate Bond Index, the Lehman Brothers Intermediate Government Bond
Index and the Lehman Brothers Government/Corporate Bond Index. Performance of the Intermediate Tax-Exempt and Tax-Exempt Funds may be compared to the Lehman
Brothers Municipal Bond or 5-Year Municipal Bond Indices; performance of the
California Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers
Mutual Fund California Intermediate Index; performance of the Florida
Intermediate Tax-Exempt Fund may be compared to the Lehman Brothers Florida
Intermediate Tax-Exempt Index; performance of the Arizona Tax-Exempt Fund may be compared to the Lehman Brothers Arizona Municipal Bond Index; performance of the California Tax-Exempt Fund may be compared to the Lehman Brothers California
Municipal Exempt Index and performance of the California Intermediate Tax-Exempt
Fund, Florida Intermediate Tax-Exempt Fund, Arizona Tax-Exempt Fund and
California Tax-Exempt Fund may be compared to the Lehman Brothers Mutual Fund
Intermediate Municipal Index. Performance of the High Yield Municipal Fund may be compared to Lehman Brothers Municipal Non-Investment Grade Bond Index.
Performance of the High Yield Fixed Income Fund may be compared to Merrill Lynch
High Yield Master II Index, Lehman Brothers High Yield Corporate Bond Index and
Salomon Brothers Extended High-Yield Market Index.  Performance of the Income
Equity Fund may be compared to the Merrill Lynch Investment Grade Convertible
Bond Index. Performance of the International Funds may be compared to the Morgan Stanley Capital International Europe, Australia and Far East Index
("EAFE"), the Morgan Stanley EAFE blended with Emerging Markets Free Index and the J.P. Morgan International Government Bond Index. Performance of the
Technology Fund may be compared to the Morgan Stanley Index, the Hambrecht and Quist Technology Index, the SoundView Technology Index, the technology grouping of the S&P 500 Index and any other comparable technology index. Performance data as reported in national financial publications such as Money, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund. From time to time, the Funds may also quote the mutual fund ratings of Morningstar, Inc. and other services in their advertising materials.

     Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original investment in the Fund, but also of the additional Fund shares received through reinvestment.

     The Funds may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports
(including the investment composition of a Fund), as well as the views of Northern Trust and NTQA as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

     Materials may include lists of representative clients of Northern Trust and NTQA. Materials may refer to the CUSIP numbers of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals. Materials may also include discussions of other Funds, products, and services.

     The Funds may quote various measures of volatility and benchmark correlation in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be.
Measures of volatility and correlation may be calculated using averages of historical data.

     The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     A Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics.

     Advertisements and sales materials relating to a Fund may include information regarding the background and experience of its portfolio managers.


                               NET ASSET VALUE

     As stated in the Prospectus, each Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values its instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument.
During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher
(lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. However, Northern Funds expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

     Under Rule 2a-7, Northern Funds' Board of Trustees, in supervising the
Funds' operations and delegating special responsibilities involving portfolio management to Northern Trust, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The
Trustees' procedures include periodic monitoring of the difference (the "Market
Value Difference") between the amortized cost value per share and the net asset value per share based upon available indications of market value. Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments. In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate
(e.g., selling portfolio instruments to shorten average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences. In particular, if losses were sustained by a Fund, the number of outstanding shares might be reduced in order to maintain a net asset value per share of $1.00.
Such reduction would be effected by having each shareholder proportionately contribute to the Fund's capital the necessary shares to restore such net asset value per share. Each shareholder will be deemed to have agreed to such contribution in these circumstances by investing in the Fund.

     Rule 2a-7 requires that each Money Market Fund limit its investments to instruments which Northern Trust determines to present minimal credit risks and which are "Eligible Securities" as defined by the SEC and described in the Prospectus. The Rule also requires that each Money Market Fund maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its policy of maintaining a stable net asset value per share and precludes the purchase of any instrument deemed under the Rule to have a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Rule requires a Money Market Fund to invest its available cash in such a manner as to reduce such maturity to the prescribed limit as soon as reasonably practicable.

     Securities held by the other Funds that are listed on a recognized U.S. or foreign securities exchange are valued at the last quoted sales price on the securities exchange on which the securities are primarily traded, except that securities listed on an exchange in the United Kingdom are valued at the average of the closing bid and ask prices. If securities listed on a U.S. exchange are not traded on a valuation date, they will be valued at the last quoted bid price. If securities traded on a foreign securities exchange are not traded on a valuation date, they will be valued at the most recent quoted sales price.
Securities that are traded in the U.S. over-the-counter markets, absent a last quoted sales price, are valued at the last quoted bid price. Securities which are traded in the foreign over-the-counter markets are valued at the last sales price, except that such securities traded in the United Kingdom are valued at the average of the closing bid and ask prices. Any securities for which no current quotations are readily available are valued at fair value as determined in good faith by Northern Trust under the supervision of the Board of Trustees.
Temporary short-term investments are valued at amortized cost which Northern
Trust has determined, pursuant to Board authorization, approximates market value. Securities may be valued on the basis of prices provided by independent pricing services when those prices are believed to reflect the fair market value of the securities.

     Northern Trust is not required to calculate the net asset value of a Fund on days during which no shares are tendered to a Fund for redemption and no orders to purchase or sell shares are received by a Fund, or on days on which there is an insufficient degree of trading in the Fund's portfolio securities for changes in the value of such securities to affect materially the net asset value per share.

                                    TAXES

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning.
Potential investors should consult their tax advisers with specific reference to their own tax situations.

     The discussions of federal and state tax consequences in the Prospectus and this Additional Statement are based on the Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

FEDERAL - GENERAL INFORMATION

     Each Fund intends to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is generally exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of 90% of its tax-exempt income and 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares, whether such gain was recognized by the Fund prior to the date on which a shareholder acquired shares of the Fund and whether the distribution was paid in cash or reinvested in shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that have been paid with respect to such shares.

     Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" from domestic corporations received by the Fund for the year. A dividend usually will be treated as a "qualifying dividend" if it has been received from a domestic corporation. A portion of the dividends paid by the Income Equity Fund, Stock Index Fund, Growth Equity Fund, Select Equity Fund, MarketCommand Fund, Mid Cap Growth,
Small Cap Index Fund, Small Cap Fund, Small Cap Growth Fund and Technology Fund, may constitute "qualifying dividends." The other Funds, however, are not expected to pay qualifying dividends.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income to the extent of such Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FEDERAL - TAX-EXEMPT INFORMATION

     As described in the Prospectus, the Municipal Money Market, California
Municipal Money Market, Tax-Exempt Money Market, Intermediate Tax-Exempt,
California Intermediate Tax-Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt,
Arizona Tax-Exempt, California Tax-Exempt and High Yield Municipal Funds are designed to provide investors with federally tax-exempt interest income. The
Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions or for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury
Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

     In order for the Municipal Money Market, California Municipal Money Market,
Tax-Exempt Money Market, Intermediate Tax-Exempt, California Intermediate Tax-
Exempt, Florida Intermediate Tax-Exempt, Tax-Exempt, Arizona Tax-Exempt,
California Tax-Exempt or High Yield Municipal Funds to pay federal exempt-interest dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of tax-exempt obligations. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year which qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of a tax exempt Fund generally is not deductible for federal income tax purposes to the extent attributable to exempt-interest-dividends. If a shareholder holds Fund shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends earned with respect to the shares. The Treasury
Department, however, is authorized to issue regulations reducing the six-month holding requirement to a period of not less than the greater of 31 days or the period between regular distributions for investment companies that regularly distribute at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Additional Statement.

     Corporate taxpayers will be required to take into account all exempt-interest dividends from the Tax-Exempt Funds and the Municipal Funds in determining certain adjustments for alternative minimum tax purposes.

     The Funds will determine annually the percentages of their respective net investment income which are exempt from tax, which constitute an item of tax preference for purposes of the federal alternative minimum tax, and which are fully taxable, and will apply these percentages uniformly to all dividends declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day.

     Shareholders will be advised annually as to the federal income tax consequences of distributions made by the Funds.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

     In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE CALIFORNIA FUNDS

     Assuming each of the California Funds qualifies as a regulated investment company, it will be relieved of liability for California state franchise and corporate income tax to the extent its earnings are distributed to its shareholders. Each of the California Funds may be taxed on its undistributed taxable income. If for any year one of the California Funds does not qualify as a regulated investment company, all of that Fund's taxable income (including interest income on California municipal instruments for franchise tax purposes only) may be subject to California state franchise or income tax at regular corporate rates.

     If, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of a regulated investment company, or series thereof, consists of obligations the interest on which, if held by an individual, is exempt from taxation by California ("California municipal instruments") then a regulated investment company, or series thereof, will be qualified to pay dividends exempt from California state personal income tax to its non-corporate shareholders (hereinafter referred to as "California exempt-interest dividends"). "Series" of a regulated investment company is defined as a segregated portfolio of assets, the beneficial interest in which is defined as a series of stock of the company. Each of the California Funds intends to qualify under the above requirements so that it can pay California exempt-interest dividends. If one of the California Funds fails to so qualify, no part of that Fund's dividends to shareholders will be exempt from the California state personal income tax. Each of the California Funds may reject purchase orders for shares if it appears desirable to avoid failing to so qualify.

     Within 60 days after the close of its taxable year, each of the California
Funds will notify each shareholder of the portion of the dividends paid by the Fund to the shareholder with respect to such taxable year which is exempt from California state personal income tax. The total amount of California exempt-interest dividends paid by the Fund with respect to any taxable year cannot exceed the excess of the amount of interest received by the Fund for such year on California municipal instruments over any amounts that, if the Fund were treated as an individual, would be considered expenses related to tax-exempt income or amortizable bond premium and would thus not be deductible under federal income or California state personal income tax law. The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as California exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund with respect to such year.

     In cases where shareholders are "substantial users" or "related persons" with respect to California municipal instruments held by one of the California
Funds, such shareholders should consult their tax advisers to determine whether
California exempt-interest dividends paid by the Fund with respect to such obligations retain California state personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes. See "Federal - Tax-Exempt Information" above.

     To the extent any dividends paid to shareholders are derived from the excess of net long-term capital gains over net short-term capital losses, such dividends will not constitute California exempt-interest dividends and will generally be taxed as long-term capital gains under rules similar to those regarding the treatment of capital gain dividends for federal income tax purposes. See "Federal - General Information" above. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of one of the California Funds is not deductible for California state personal income tax purposes if that Fund distributes California exempt-interest dividends during the shareholder's taxable year.

     In addition, any loss realized by a shareholder of the California Funds upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares.
Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within thirty days before or after the acquisition of other shares of the same Fund may be disallowed under the "wash sale" rules.

     California may tax income derived from repurchase agreements involving federal obligations because such income represents a premium paid at the time the government obligations are repurchased rather than interest paid by the issuer of the obligations.

     The foregoing is only a summary of some of the important California state personal income tax considerations generally affecting the California Funds and their shareholders. No attempt is made to present a detailed explanation of the California state personal income tax treatment of the California Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Further, it should be noted that the portion of a Fund's dividends constituting California exempt-interest dividends is excludable from income for California state personal income tax purposes only. Any dividends paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such purchasers notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Accordingly, potential investors in one of the California Funds, including, in particular, corporate investors which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own California state tax situation, in general.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE FLORIDA INTERMEDIATE TAX-
EXEMPT FUND

     The State of Florida does not currently impose an income tax on individuals. Thus, individual shareholders of the Florida Intermediate Tax-
Exempt Fund will not be subject to any Florida income tax on distributions received from the Fund. However, Florida does currently impose an income tax on certain corporations. Consequently, distributions may be taxable to corporate shareholders.

     The State of Florida currently imposes an "intangibles tax" at the annual rate of 2 mills or 0.20% on certain securities and other intangible assets owned by Florida residents. Every natural person is entitled to an exemption of the first $20,000 of the value of taxable property against the first mill of the annual tax. Spouses filing jointly are entitled to a $40,000 exemption. With respect to the second mill, natural persons are entitled to an exemption of the first $100,000 of otherwise taxable property (joint filers are entitled to a $200,000 exemption). Taxpayers are limited to only one exemption under each provision. Notes, bonds and other obligations issued by the State of Florida or its municipalities, counties, and other taxing districts, or by the United
States Government, its agencies and certain U.S. territories and possessions
(such as Guam, Puerto Rico and the Virgin Islands) as well as cash are exempt from this intangibles tax. If on December 31 of any year at least 90 percent of the net asset value of the portfolio of the Florida Intermediate Tax-Exempt Fund consists solely of such exempt assets, then the Fund's shares will be exempt from the Florida intangibles tax payable in the following year.

     In order to take advantage of the exemption from the intangibles tax in any year, it may be necessary for the Fund to sell some of its non-exempt assets held in its portfolio during the year and reinvest the proceeds in exempt assets including cash prior to December 31. Transaction costs involved in restructuring the portfolio in this fashion would likely reduce the Fund's investment return and might exceed any increased investment return the Fund achieved by investing in non-exempt assets during the year.

     Outside the State of Florida, income distributions may be taxable to shareholders under state or local law as dividend income even though all or a portion of such distributions may be derived from interest on tax-exempt obligations or U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

SPECIAL STATE TAX CONSIDERATIONS PERTAINING TO THE ARIZONA TAX-EXEMPT FUND

     Individuals, trusts and estates who are subject to Arizona income tax will not be subject to such tax on dividends paid by the Arizona Tax-Exempt Fund, to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are attributable to either (i) obligations of the State of Arizona or its political subdivisions thereof or (ii) obligations issued by the governments of Guam, Puerto Rico, or the Virgin Islands. In addition, dividends paid by the Arizona
Tax-Exempt Fund which are attributable to interest payments on direct obligations of the United States government will not be subject to Arizona income tax to the extent the Arizona Tax-Exempt Fund qualifies as a regulated investment company under Subchapter M of the Code. Other distributions from the Arizona Tax-Exempt Fund, however, such as distributions of short-term or long-term capital gains, will generally not be exempt from Arizona income tax.

     There are no municipal income taxes in Arizona. Moreover, because shares of the Arizona Tax-Exempt Fund are intangibles, they are not subject to Arizona property tax. Shareholders of the Arizona Tax-Exempt Fund should consult their tax advisors about other state and local tax consequences of their investment in the Arizona Tax-Exempt Fund.

                            DESCRIPTION OF SHARES

     The Trust Agreement permits Northern Funds' Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in different investment portfolios.
Northern Funds may hereafter create series in addition to Northern Funds' existing series, which represent interests in thirty portfolios, each of which is discussed in this Additional Statement. Under the terms of the Trust
Agreement, each share of each Fund has a par value of $.0001, represents a proportionate interest in the particular Fund with each other share of its class and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under "Redeeming and Exchanging Shares" in the Prospectus. Pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days (a) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC, (b) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets, or (c) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. Northern Funds may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, Northern Funds reserves the right to adopt, by action of the Trustees, a policy pursuant to which it may, without shareholder approval, redeem upon not less than 30 days' notice all of a Fund's shares if such shares have an aggregate value below a designated amount and if the Trustees determine that it is not practical, efficient or advisable to continue the operation of such Fund and that any applicable requirements of the 1940 Act have been met. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable, except as stated below. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of Northern Funds. Expenses with respect to the portfolios of Northern Funds are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

     Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Each Fund entitled to vote on a matter will vote in the aggregate and not by Fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular Fund.

     Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as Northern Funds shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

     The term "majority of the outstanding shares" of either Northern Funds or a particular Fund or investment portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (i) 67% or more of the shares of Northern Funds or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of Northern Funds or such Fund or portfolio.

     As of December 1, 1999 Northern and its affiliates held of record substantially all of the outstanding shares of the Non-Money Market Funds as agent, custodian, trustee or investment adviser on behalf of their customers.
At such date, The Northern Trust Company, 50 S. LaSalle Street, Chicago,
Illinois 60675, and its affiliate banks held as beneficial owner five percent or more of the outstanding shares of the Non-Money Market Funds because they possessed sole or shared voting or investment power with respect to such shares.
As of December 1, 1999 the names and share ownership of the entities or individuals which held of record or beneficially more than 5% of the outstanding shares of any Fund were as follows: Money Market Fund: Northern Trust Bank -
                                    -----------------

Miami on behalf of its customers, 9.6%, Short Term Investment Fund, 18.2%,
Northern Trust Bank Florida - M&I Sweep Account, 5.5%; U.S. Government Money
                                                       ---------------------
Market Fund: Sahara Enterprises, Inc., 7.1%, Northern Trust - Miami on behalf of
-----------
its customers, 22.8%, Northern Trust Bank - Miami on behalf of its customers,
9.5%, Northern Trust Bank Florida - M&I Sweep Account, 11.0%; Municipal Money
                                                              ---------------
Market Fund: Northern Trust Bank - Miami on behalf of its customers, 25.9%; U.S.
-----------                                                                 ----
Government Select Money Market Fund: Northern Trust Bank - Miami on behalf of
-----------------------------------
its customers, 45.3%, Northern Trust Bank Florida - M&I Sweep Account, 6.6%;
Northern Trust Bank Florida - M&I Sweep Account, 6.6%; Florida Intermediate Tax-
                                                       ------------------------
Exempt Fund: Abraham General Partnership, 5.0%, Donaldson, Lufkin & Jenrette,
-----------
8.3% and John C. Schumann, Jr., 6.7%; California Municipal Money Market Fund:
                                      ---------------------------------------
Northern Trust Bank - M&I Sweep Account, 12.0%; Fixed Income Fund: Northern
                                                -----------------
Trust Bank Florida, 8.0%; Stock Index Fund: CCT Comb Funds, 8.3%; Select Equity
                          ----------------                        -------------
Fund: Donaldson, Lufkin & Jenrette, 11.7%; International Select Equity Fund:
----                                       --------------------------------
James L. Knight 1969 Trust, 5.2%; Williams Trust, 7.0%; California Tax-Exempt
                                                        ---------------------
Fund: Julius Epstein Residuary T/U/W, 5.5%; Small Cap Index Fund: Dupont JB,
----                                        --------------------
6.7% and CCT Comb Funds, 12.6%; Small Cap Growth Fund: Offield Foundation, 5.1%;
                                ---------------------
High Yield Fixed Income Fund: The Northern Trust Company Pension Plan, 5.0% and
----------------------------
William B. Graham, 7.3%; High Yield Municipal Fund: William D. Cox, 5.5%.  The
                         -------------------------
address of all of the above persons is c/o The Northern Trust Bank, 50 S.
LaSalle Street, Chicago, Illinois 60675.

     As of December 1, 1999, Northern Trust possessed sole or shared voting or investment power for its customer accounts with respect to more than 50% of the outstanding shares of Northern Funds. As of the same date, Northern Fund's
Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund.

     As a general matter, Northern Funds does not hold annual or other meetings of shareholders. This is because the Trust Agreement provides for shareholder voting only for the election or removal of one or more Trustees, if a meeting is called for that purpose, and for certain other designated matters. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees. In addition, the Trustees have adopted a by-law (changeable without shareholder approval) that provides that a Trustee will cease to serve as a Trustee effective as of the last calendar day in the semi-annual fiscal period of Northern Funds in which the earlier of the following events occurs: (a) the date such Trustee attains the age of seventy-three years; and (b) the twelfth anniversary of the date of such Trustee's written acceptance to serve as a Trustee.

     Northern Funds does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.
Pursuant to the Trust Agreement, the Trustees will promptly call a meeting of shareholders to vote upon the removal of any Trustee when so requested in writing by the record holders of 10% or more of the outstanding shares. To the extent required by law, Northern Funds will assist in shareholder communications in connection with the meeting. Shareholders do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of Northern Funds may elect all of the Trustees, irrespective of the vote of the other shareholders.

     Under Massachusetts law, there is a possibility that shareholders of a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust Agreement contains an express disclaimer of shareholder (as well as Trustee and officer) liability for acts or obligations of Northern Funds and requires that notice of such disclaimer be given in each contract, undertaking or instrument entered into or executed by Northern Funds or the Trustees. The Trust Agreement provides for indemnification out of Trust property of any shareholder charged or held personally liable for the obligations or liabilities of Northern Funds solely by reason of being or having been a shareholder of Northern Funds and not because of such shareholder's acts or omissions or for some other reason. The Trust
Agreement also provides that Northern Funds shall, upon proper and timely request, assume the defense of any charge made against any shareholder as such for any obligation or liability of Northern Funds and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Northern Funds itself would be unable to meet its obligations.

     The Trust Agreement provides that each Trustee of Northern Funds will be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee
("disabling conduct"), and for nothing else, and will not be liable for errors of judgment or mistakes of fact or law. The Trust Agreement provides further that Northern Funds will indemnify Trustees and officers of Northern Funds against liabilities and expenses incurred in connection with litigation and other proceedings in which they may be involved (or with which they may be threatened) by reason of their positions with Northern Funds, except that no Trustee or officer will be indemnified against any liability to Northern Funds or its shareholders to which he would otherwise be subject by reason of disabling conduct.

     The Trust Agreement provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Trust Agreement and to have become a party thereto.

     A meeting of shareholders was held on March 21, 2000 for the purpose, among other things, of voting on an Agreement and Plan of Reorganization (the "Plan of Reorganization") pursuant to which the Trust will be reorganized as a Delaware business trust. The Plan of Reorganization was approved by the shareholders and the Trust expects that the reorganization will occur during the second or third quarter of year 2000 or as soon thereafter as possible. The reorganization is to be accomplished on a tax-free basis, with no change in the dollar value or number of the Trust's outstanding shares. After the reorganization, the attributes of the shares of the Trust will be substantially similar to the attributes of shares described above in this section, except that the Trustees will be able to determine whether shareholders will vote at shareholder meetings on the basis of (1) one vote for each share owned; or (2) one vote for each dollar of net asset value represented by each share owned ("dollar-based voting").

     In addition a shareholder of the reorganized Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trust
Agreement of the reorganized Trust will also provide that no person, other than the Trustees, who is not a shareholder of a particular series or class will be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

     After the reorganization, the Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust's shares (the "Series
Trustees").  To the extent provided by the Trustees in the appointment of Series
Trustees, Series Trustees (a) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (b) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Trust Agreement with respect to such series or class; and/or
(c) may have no power or authority with respect to any other series or class.
The Trustees are not currently considering the appointment of Series Trustees for the Trust.

                             FINANCIAL STATEMENTS

     The audited financial statements and related report of the Trust's independent auditors, contained in the annual report to shareholders for the fiscal year ended March 31, 1999 (the "Annual Report") are hereby incorporated herein by reference. In addition, the unaudited financial statements contained in the Semi-Annual Report for the period ended September 30, 1999 are incorporated herein by reference. No other part of the Annual Report or the Semi-Annual Report is incorporated by reference herein. Copies of the Annual
Report and the Semi-Annual Report may be obtained, without charge, from the Transfer Agent by writing to the Northern Funds Center, P.O. Box 75986, Chicago,
Illinois 60675-5986 or by calling 1-800-595-9111.


                              OTHER INFORMATION

     The Prospectus and this Additional Statement do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by Northern Funds' Prospectus.
Certain portions of the Registration Statement have been omitted from the Prospectus and this Additional Statement pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in the Prospectus or in this Additional Statement as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Additional Statement form a part, each such statement being qualified in all respects by such reference.

                                  APPENDIX A


COMMERCIAL PAPER RATINGS
------------------------


          A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:
leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment.
Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free
U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment.
Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics.
Liquidity is not sufficient to insure against disruption in debt service.
Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+"to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

          "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.
In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities;
obligations exposed to severe prepayment risk _ such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff &
Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S.
Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment.
Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated
"DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A,"
"BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met.
Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest.
Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC" - These designations are assigned by
Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS
----------------------

          A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc.
for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality.
Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B


          As stated in the Prospectus, the Funds (other than the Money Market
Funds) may enter into certain futures transactions. Such transactions are described in this Appendix.


I. Interest Rate Futures Contracts
   -------------------------------

          Use of Interest Rate Futures Contracts.  Bond prices are established
in both the cash market and the futures market.   In the cash market, bonds are
purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade.  In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date.  Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships.  Accordingly, a Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes.  As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

          A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by a Fund, by using futures contracts.

          Interest rate future contracts can also be used by a Fund for non-hedging (speculative) purposes to increase total return.

          Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

          Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

          A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes;
Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month U.S. Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

II. Index Futures Contracts
    -----------------------

          General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indexes, such as Standard & Poor's 500 or the New York
Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market indexes, such as Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.
Futures contracts are traded on organized exchanges regulated by the Commodity
Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC-40 (France), TOPIX (Japan) and the FTSE-
100 (United Kingdom).

          A Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

          In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

          Index futures contracts may also be used by a Fund for non-hedging
(speculative) purposes to increase total return.

III. Futures Contracts on Foreign Currencies
     ---------------------------------------

          A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency, for an amount fixed in U.S.
dollars. Foreign currency futures may be used by a Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.

IV. Margin Payments
    ---------------

            Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract.
Initially, a Fund will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.
Prior to expiration of the futures contract, Northern Trust or NTQA may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

V. Risks of Transactions in Futures Contracts
   ------------------------------------------

            There are several risks in connection with the use of futures by a Fund. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge.
To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Advisers. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Advisers. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

            When futures are purchased to hedge against a possible increase in the price of securities or a currency before a Fund is able to invest its cash
(or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

            In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

            Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

            Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.
The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

            Successful use of futures by a Fund is also subject to the Investment Advisers' ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A
Fund may have to sell securities at a time when it may be disadvantageous to do so.

VI. Options on Futures Contracts
    ----------------------------

            A Fund may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits. As an example, in anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of the securities held by a Fund is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VII. Other Matters
     -------------

            Accounting for futures contracts will be in accordance with generally accepted accounting principles.


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